UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07254

                           Johnson Mutual Funds Trust
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 3777 West Fork Road, Cincinnati, Ohio    45247
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
        -----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100
                                                   --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/06
                          --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------
ANNUAL REPORT                                                  DECEMBER 31, 2006
--------------------------------------------------------------------------------

                           Logo: JOHNSON MUTUAL FUNDS


o Johnson Growth Fund
o Johnson Opportunity Fund
o Johnson Realty Fund
o Johnson Disciplined Small Company Fund
o Johnson Disciplined Large Company Fund
o Johnson Dynamic Growth Fund
o Johnson Equity Income Fund
o Johnson Fixed Income Fund
o Johnson Municipal Income Fund


                               INVESTMENT ADVISER:

                        Johnson Investment Counsel, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                                  513-661-3100
                                  800-541-0170

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
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JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

    Our Message to You ..........................................         1

    PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
    Growth Fund .................................................         3
    Opportunity Fund ............................................         4
    Realty Fund .................................................         5
    Disciplined Small Company Fund ..............................         6
    Disciplined Large Company Fund ..............................         7
    Dynamic Growth Fund .........................................         8
    Equity Income Fund ..........................................         9
    Fixed Income Fund ...........................................        10
    Municipal Income Fund .......................................        11

    PORTFOLIO OF INVESTMENTS
    Growth Fund .................................................        12
    Opportunity Fund ............................................     13-14
    Realty Fund .................................................        15
    Disciplined Small Company Fund ..............................     16-17
    Disciplined Large Company Fund ..............................     18-19
    Dynamic Growth Fund .........................................        20
    Equity Income Fund ..........................................        21
    Fixed Income Fund ...........................................     22-23
    Municipal Income Fund .......................................     24-26

    Statement of Assets and Liabilities .........................     27-28

    Statement of Operations .....................................     29-30

    Statement of Change in Net Assets ...........................     31-33

    FINANCIAL HIGHLIGHTS
    Growth Fund .................................................        34
    Opportunity Fund ............................................        35
    Realty Fund .................................................        36
    Disciplined Small Company Fund ..............................        37
    Disciplined Large Company Fund ..............................        38
    Dynamic Growth Fund .........................................        39
    Equity Income Fund ..........................................        40
    Fixed Income Fund ...........................................        41
    Municipal Income Fund .......................................        42

    Notes to the Financial Statements ...........................     43-50

    Disclosure of Expenses ......................................     51-52

    Additional Information ......................................        53

    Report of Independent Registered Public Accounting Firm .....        54

    Trustees and Officers .......................................     55-56

    Trustees, Officers, Transfer Agent, Fund Accountant
    Custodian, Auditors, Legal Counsel .......................... Back Page

--------------------------------------------------------------------------------
OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

                                December 31, 2006

Dear Shareholder:
We are pleased to present the Johnson Mutual Funds 2006 Annual Report. On the next several pages is commentary on each of the Funds for the year as well as longer term performance and the relative performance to appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2006.*


--------------------------------------------------------------------------------
Bar Chart:

Johnson Realty Fund                                                      33.06%
Johnson Equity Income Fund                                               17.65%
Johnson Disciplined Small Company Fund                                   16.80%
Johnson Dynamic Growth Fund                                              12.15%
Johnson Opportunity Fund                                                 12.02%
Johnson Growth Fund                                                      11.94%
Johnson Disciplined Large Company Fund                                    8.98%
Johnson Fixed Income Fund                                                 3.71%
Johnson Municipal Income Fund                                             3.31%
--------------------------------------------------------------------------------

All of the Johnson Mutual Funds posted positive results for the year. Most of the stock funds posted double digit returns. While the bond funds did provide positive returns, price declines resulting from rising interest rates offset some of the interest received which affected Fund returns. The table above shows that the overall return of an investor's portfolio depended significantly upon which asset classes were owned. This is evidenced by the significant returns of the Real Estate Investment Trusts (REITs) owned by the Realty Fund, which resulted in significant out-performance relative to virtually every asset class over the past 5 years. Additionally, stocks of smaller companies have also been a top performing asset class. Larger high quality stocks, such as those owned in the Growth Fund, lagged in relative performance over the last several years. However, it is our belief that these high quality, larger company stocks have some of the best upside potential over the next several years as their valuations have become more attractive.

The resiliency of the economy and markets were tested during the year. Rising interest rates, inflation, and energy prices led to concerns about consumer spending and the possibility of recession. The housing market, a catalyst to recent economic growth, experienced a correction. As a result, both the stock and bond markets were at break-even levels by the end of July. Fortunately, the Federal Reserve (Fed) decided not to raise interest rates in August, which marked the first time in 17 meetings that no action was taken. This coincided with lower oil prices and a pickup in merger activity. Investors then began to re-focus on the underlying economy, which has been slowing but still healthy, and on corporate profits, which continued to be strong. Sentiment quickly shifted toward optimism, and those investors with patience were rewarded in the second half of the year.

* The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

We are cautiously optimistic about 2007. The economy is slowing but healthy; inflation has calmed, and interest rates are still low by historical standards. Valuations for the stock market are at a historical average. We are not forecasting a recession, and we believe corporate earnings should continue to grow, albeit at a slower pace than recent years.

We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

                                                   Sincerely,

                                                   /s/ Timothy E. Johnson

                                                   Timothy E. Johnson, President
                                                   Johnson Mutual Funds


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                                        2

--------------------------------------------------------------------------------
JOHNSON GROWTH FUND                       PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Growth Fund had a total return of 11.94% in 2006. This trailed the S&P 500 Index's 15.79% return.

The Growth Fund generally invests in companies that we believe offer a combination of sustainable growth in revenue, earnings, cash flows and dividends, along with reasonable valuations. The Fund concentrates on quality mid- to large-cap companies that are leaders, or have the ability to be leaders, in their respective industries. In 2006, we expected a slowdown in the U.S. economy would favor some of the less cyclical and more quality growth oriented stocks in the consumer staples, healthcare and technology sectors. The Fund's underperformance was a result of these quality growth-oriented stocks being outperformed by the value oriented stocks of the benchmark.

In general, the best performing stocks in the portfolio were able to beat earnings expectations and provide positive earnings guidance. Four of the stocks owned rose more than 40% last year, led by Akamai Technologies, which more than doubled in value, Comcast, Cisco Systems and Oracle. Other stocks that rose at least 25% were Exxon Mobil, Coach, Conoco Philips, Bank of New York, JP Morgan and US Bank.

The worst performing stocks generally faced pricing issues brought on by competitive pressure and/or inventory problems within some of their major product lines. Nabors was hurt as natural gas prices weakened throughout the second half of the year. Amgen was subject to anticipated competition in one of its core drugs. Intel saw erosion in the pricing of its PC microprocessors due to competition from AMD. Texas Instruments had issues with inventory levels as its customers postponed or "pushed back" orders to work off inventory that was already in the supply chain.

Large-cap, quality growth stocks have now underperformed their value counterparts for six years. Valuations for large- cap stocks have become very attractive given our expectations for a soft economic landing in 2007. We will continue to own those companies that we believe can provide better than expected growth with reasonable valuations.


Line Chart:
$10,000 Initial Investment Since 12/31/1996
(Dollars in thousands)
          Growth Fund           S&P 500 Index
12/96           10000                   10000
                10158                   10270
                11713                   12059
                12728                   12961
1997            13396                   13332
                15170                   15187
                15619                   15687
                14055                   14130
1998            17294                   17134
                17433                   17987
                17740                   19252
                16961                   18052
1999            19249                   20735
                19397                   21206
                18823                   20642
                18027                   20443
2000            16657                   18846
                14199                   16617
                15775                   17589
                13164                   15013
2001            14561                   16616
                14168                   16660
                11965                   14433
                10058                   11945
2002            10568                   12952
                 9985                   12544
                11316                   14473
                11619                   14856
2003            12915                   16661
                13047                   16944
                13392                   17234
                13093                   16910
2004            14341                   18468
                14075                   18071
                14301                   18318
                14775                   18978
2005            14883                   19375
                15521                   20190
                15152                   19899
                15977                   21057
2006            16661                   22587


----------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
                AS OF DECEMBER 31, 2006
----------------------------------------------------------
                      Growth Fund      S&P 500 Index
----------------------------------------------------------
 One Year                11.94%            15.79%
----------------------------------------------------------
 Three Years              8.86%            10.44%
----------------------------------------------------------
 Five Years               2.73%             6.19%
----------------------------------------------------------
 Ten Years                5.24%             8.42%
----------------------------------------------------------


----------------------------------------------------------
                    HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Financial Services                            20.8%
----------------------------------------------------------
 Health Care                                   17.8%
----------------------------------------------------------
 Information Technology                        16.1%
----------------------------------------------------------
 Industrials                                   14.3%
----------------------------------------------------------
 Consumer Staples                              12.0%
----------------------------------------------------------
 Energy                                         9.7%
----------------------------------------------------------
 Consumer Discretionary                         7.4%
----------------------------------------------------------
 Materials                                      1.9%
----------------------------------------------------------


--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND                  PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Opportunity Fund had a total return of 12.02% in 2006. This trailed the Russell MidCap Index's 15.26% return, but exceeded the S&P Midcap Index's 10.32% return.

The Opportunity Fund generally invests in the stocks of companies that we believe offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Market rotation and changing investor sentiment in 2006 led to less consistency in factor effectiveness and a more complex environment for quantitative strategies. The most effective factors in 2006 were value-oriented, and we continue to favor them in our factor weights. Given investor anxiety about the sustainability of strong economic and corporate earnings growth, the Fund's heavier exposure to cyclical industries hampered performance in 2006 compared to the benchmark.

The Fund's largest percentage gainer in 2006 was Akamai Technologies, which returned 167% for the year (2nd best in the Russell Midcap Index). This emerging technology company is a fast-growing provider of internet infrastructure solutions. The "old economy" had its share of winners too. Airline stocks were among the top mid-cap performers in 2006, and the Fund capitalized on this by owning several, including Continental Airlines, AMR, US Airways Group, and UAL. Other top contributors included economically-sensitive stocks with surprisingly strong earnings growth, such as Nucor and Manpower.

Poor-performing stocks in the Fund included Spectrum Brands, PDL Biopharma, and Jabil Circuit. The high P/E nature of these stocks made them particularly vulnerable to disappointing corporate news.

Resilient economic growth and ample liquidity prolonged a favorable stock market environment in 2006. Throughout the year, different market segments took leadership as others suffered from profit-taking. One example of this rotation is the end of the six-year streak of mid-cap stocks outperforming large-cap stocks. While investors may no longer have as strong of a preference for lesser known stocks in the coming year, we still see opportunities to find mid-cap companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.


Line Chart:

$10,000 Initial Investment Since 12/31/1996

          Opportunity Fund            S&P Midcap 400      Russell Midcap Index
12/96                10000                     10000                     10000
                      9894                      9853                      9918
                     11126                     11299                     11263
                     12631                     13113                     12759
1997                 12726                     13221                     12901
                     14391                     14673                     14179
                     14411                     14359                     14079
                     12673                     12283                     11992
1998                 15135                     15738                     14203
                     14906                     14734                     14137
                     15962                     16818                     15671
                     14624                     15405                     14324
1999                 17050                     18048                     16793
                     19031                     20332                     18486
                     18607                     19664                     17652
                     19567                     22050                     18854
2000                 18131                     21200                     18178
                     16029                     18921                     16270
                     17387                     21410                     17821
                     13646                     17869                     14638
2001                 15382                     21079                     17156
                     15926                     22495                     17884
                     13931                     20404                     16177
                     11333                     17031                     13324
2002                 12087                     18024                     14379
                     11617                     17225                     14039
                     13259                     20257                     16603
                     14091                     21591                     17671
2003                 16290                     24436                     20139
                     17053                     25672                     21175
                     17210                     25910                     21482
                     17102                     25364                     21301
2004                 19617                     28443                     24211
                     19700                     27310                     24149
                     20221                     28474                     25159
                     21458                     29864                     26649
2005                 21951                     30864                     27274
                     23854                     33218                     29394
                     23173                     32173                     28594
                     22586                     31811                     29198
2006                 24589                     34102                     31436


----------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
                    AS OF DECEMBER 31, 2006
----------------------------------------------------------
             Opportunity     Russell          S&P
                Fund      MidCap Index   MidCap Index
----------------------------------------------------------
 One Year      12.02%         15.26%        10.32%
----------------------------------------------------------
 Three Years   14.71%         16.00%        13.10%
----------------------------------------------------------
 Five Years     9.84%         12.88%        10.89%
----------------------------------------------------------
 Ten Years      9.41%         12.14%        13.46%
----------------------------------------------------------


----------------------------------------------------------
                         HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Financial Services                            19.1%
----------------------------------------------------------
 Information Technology                        18.8%
----------------------------------------------------------
 Industrials                                   17.1%
----------------------------------------------------------
 Energy                                        12.2%
----------------------------------------------------------
 Consumer Discretionary                        11.1%
----------------------------------------------------------
 Utilities                                      7.3%
----------------------------------------------------------
 Materials                                      6.4%
----------------------------------------------------------
 Health Care                                    5.2%
----------------------------------------------------------
 Consumer Staples                               1.8%
----------------------------------------------------------
 Telecomm Services                              0.9%
----------------------------------------------------------
 Cash/Other Assets                              0.1%
----------------------------------------------------------


--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Indices' share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON REALTY FUND                       PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Realty Fund posted a rate of return of 33.06% for the year ending December 31, 2006 compared to a return of 35.06% for the National Association of Real Estate Investment Trust index (NAREIT Index). This marks the seventh straight year that REITs outperformed the S&P 500, which returned 15.79% for 2006. The relative outperformance is quite impressive over that past five years, with REITs posting an annual return of 23.20% verses the S&P 500 return of 6.19%.

The mid-point of 2006 marked the point when the Federal Reserve halted its program of raising rates. Concerns over a slowing economy gripped the markets in the summer and investors sought out more "safe" investments. REITs own real assets, such as apartments, office buildings, retail centers, etc. In times of concern investors seek out these real asset plays, driving the NAREIT index up 9.27% in the third quarter. In addition, the REIT market experienced significant merger and acquisition activity in 2006. There were 23 transactions in all, 10 by public companies and 13 by private organizations. Total value of equity deals was $49 billion. The second half of the year saw a sharp acceleration of deals being announced, which helped the NAREIT post a strong fourth quarter as well, gaining 9.47%.

The best performing property type for the year was Residential REITs, posting a 43.31% return. These are companies that own apartments and manufactured homes. Stable to rising interest rates can cause housing affordability to decline, which drives consumers back to apartments from homes. It seems we are very early on in this move and that the residential segment anticipates this continuing. The Realty Fund was overweight this property type all year, contributing positively. Name selection in the group was a slight negative as exposure to some smaller more niche type properties underperformed. The second best performing group was the Office/Industrial property type, returning 43.02%. The Fund was right around a market weight. The worst performing property type was Specialty, returning 20%. This group is made up of lumber, cell tower, golf, prison and other property types that do not fit neatly into one of the other property types. The Fund maintained around the market weight in this property type, but security selection hurt the overall group. Overall property type and security selection detracted about equal amounts to overall performance.

Historically REITs have not performed well in rising interest rate environments. The absolute low levels of interest rates and strong demand for real assets seems to have decoupled that relationship in the past years, with REITs delivering strong returns in the face of rising rates. REITs in general are not trading at extreme premiums to their underlying asset value, but a slowing or more sluggish economy certainly could result in some fundamental deterioration. The last seven years of strong relative performance have driven yield on REITs well below ten year treasuries, 3.69% vs 4.71%. Based purely on underlying fundamentals and an outlook for a moderating economy, there is not a compelling case to be made for REITs continued outperformance. The complicating factor at this time seems to be the strong interest of private investors to take REITs private. This could provide some additional upside performance for this asset type. REITs continue to possess low correlation relative to other asset classes, which provides portfolio diversification benefits. We believe that the Realty Fund's diversified approach to the market will continue to provide investors with asset class returns.


Line Chart:
$10,000 Initial Investment Since Inception
(January 2, 1998)
             Realty Fund              NAREIT Index
12/97              10000                     10000
                    9774                      9953
                    9446                      9497
                    8420                      8498
1998                8144                      8250
                    7721                      7852
                    8574                      8644
                    7815                      7949
1999                7942                      7869
                    8129                      8057
                    9039                      8906
                    9720                      9587
2000               10025                      9943
                    9637                     10047
                   10456                     11082
                   10084                     10791
2001               10501                     11310
                   11417                     12244
                   11790                     12858
                   10804                     11695
2002               10868                     11743
                   10987                     11822
                   12263                     13372
                   13361                     14709
2003               14588                     16182
                   16238                     18244
                   15342                     17184
                   16695                     18598
2004               19312                     21430
                   17777                     19919
                   20280                     22797
                   21024                     23671
2005               21430                     24037
                   24512                     27509
                   23997                     27071
                   26214                     29580
2006               28514                     32380


----------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF DECEMBER 31, 2006
----------------------------------------------------------
                      Realty Fund      NAREIT Index
----------------------------------------------------------
 One Year                33.06%            35.06%
----------------------------------------------------------
 Three Year              25.03%            25.85%
----------------------------------------------------------
 Five Years              22.12%            23.20%
----------------------------------------------------------
 Since Inception*        12.34%            13.86%
----------------------------------------------------------


----------------------------------------------------------
                     HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Retail                                        28.1%
----------------------------------------------------------
 Office and Industrial                         24.7%
----------------------------------------------------------
 Apartments                                    18.6%
----------------------------------------------------------
 Diversified                                    7.8%
----------------------------------------------------------
 Lodging and Hotels                             7.4%
----------------------------------------------------------
 Storage                                        6.1%
----------------------------------------------------------
 Health Care                                    2.7%
----------------------------------------------------------
 Materials                                      2.4%
----------------------------------------------------------
 Finance                                        1.4%
----------------------------------------------------------
 Cash/Other Assets                              0.8%
----------------------------------------------------------

--------------------------------------------------------------------------------
Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* The date of the Fund's Inception was January 2, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED                       PERFORMANCE REVIEW - DECEMBER 31, 2006
SMALL COMPANY FUND
--------------------------------------------------------------------------------

The Johnson Disciplined Small Company Fund had a total return of 16.80% in 2006. This trailed the Russell 2000 Index's 18.37% return. The Fund's return did compare favorably to similar funds, though, ranking in the top 29% within the Morningstar Small Blend* category in 2006.

The Disciplined Small Company Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Market rotation and changing investor sentiment in 2006 led to less consistency in factor effectiveness and a more complex environment for quantitative strategies. The most effective factors in 2006 were value-oriented, and we continue to favor them in our factor weights. Given investor anxiety about the sustainability of strong economic and corporate earnings growth, the Fund's heavier exposure to cyclical industries hampered performance in 2006 compared to the benchmark.

The small-cap universe provides a lot of opportunities to invest in lesser known companies, and the Fund was invested in some strong performers. There were four stocks in the Fund that more than doubled in value: Wheeling-Pittsburgh, General Cable, Spartan Stores, and Hansen Natural. Other industries with top-performing Fund holdings include Industrials, Footwear, Retail Apparel, and Oil Refining/Marketing.

Many of the Fund's biggest decliners were the stocks of Information Technology companies with earnings expectations that were significantly lowered. This list includes Westell Technologies, Monolithic Power Systems, Portalplayer, Zoran, and StarTek Inc. Severe accounting questions surrounded the Fund's worst performer, Escala Group, which is no longer a Fund holding.

Resilient economic growth and ample liquidity prolonged a favorable stock market environment in 2006. Even with rotation in various segments of the market, small-cap stocks surprisingly managed to outpace large-cap for the seventh consecutive year. Small-cap valuations today do not appear to be as attractive as those of large-cap stocks, but strong investor confidence will need to waiver before these more speculative stocks are discounted more. While we do not believe investors will demonstrate as strong of a preference for small-cap stocks in the coming year, we still see opportunities to find undiscovered companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.



Line Chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
                 Johnson Disciplined
                  Small Company Fund        Russell 2000 Index
12/05                          10000                     10000
3/06                           11640                     11394
6/06                           11007                     10821
9/06                           10760                     10869
12/06                          11680                     11837


----------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF DECEMBER 31, 2006
----------------------------------------------------------
                   Disciplined Small     Russell
                     Company Fund       2000 Index
----------------------------------------------------------
 One Year                16.80%            18.37%
----------------------------------------------------------


----------------------------------------------------------
                    HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Information Technology                        25.1%
----------------------------------------------------------
 Industrials                                   18.7%
----------------------------------------------------------
 Financial Services                            13.7%
----------------------------------------------------------
 Energy                                        11.2%
----------------------------------------------------------
 Consumer Discretionary                         9.6%
----------------------------------------------------------
 Healthcare                                     7.5%
----------------------------------------------------------
 Materials                                      5.3%
----------------------------------------------------------
 Consumer Staples                               4.0%
----------------------------------------------------------
 Cash/Other Assets                              2.0%
----------------------------------------------------------
 Utilities                                      1.8%
----------------------------------------------------------
 Telecomm Services                              1.1%
----------------------------------------------------------


--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Disciplined Small Company Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Funds included in the Morningstar Small Blend category tend to favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. As of December 31, 2006 there were 693 funds included in the Small Blend category.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED                       PERFORMANCE REVIEW - DECEMBER 31, 2006
LARGE COMPANY FUND
--------------------------------------------------------------------------------


The Johnson Disciplined Large Company Fund had a total return of 8.98% in 2006. This trailed the S&P 500 Index's 15.79% return.

The Disciplined Large Company Fund generally invests in the stocks of companies that we believe offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Market rotation and changing investor sentiment in 2006 led to less consistency in factor effectiveness and a more complex environment for quantitative strategies. The most effective factors in 2006 were value-oriented, and we continue to favor them in our factor weights.

Top-performing stocks in the Fund in this past year spanned a wide range of industries. Many commodity-related stocks, such as Phelps Dodge and Marathon Oil, produced a fourth year of strong earnings growth and stellar stock performance. Department store stocks were winners too, with holdings in Dillard's, J.C. Penney, and Nordstrom more than doubling the market's return. Other meaningful contributors were found in the Technology sector, including Hewlett-Packard and Freescale Semiconductor.

Most of the Fund's biggest decliners had a very difficult first half of the year, including a handful of smaller-cap technology stocks such as Jabil Circuit, Advanced Micro Devices, Gateway, and PMC-Sierra, which all declined more than 40% from initial purchase. Homebuilding stocks, such as KB Home and D.R. Horton, also detracted from performance. In general, the Fund's heavier exposure to cyclical industries hampered performance in 2006 compared to the benchmark.

Resilient economic growth and ample liquidity prolonged a favorable stock market environment in 2006. Throughout the year, different sectors took market leadership as others suffered from profit-taking, which we view as a healthy sign. We believe that large company stock valuations overall are still reasonable, and see opportunities to find companies with improving growth trends, strong cash flows, and attractive relative valuations. The Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.


Line Chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
             Johnson Disciplined Large Company Fund            S&P 500 Index
12/05                                         10000                    10000
3/06                                          10607                    10421
6/06                                          10327                    10271
9/06                                          10320                    10853
12/06                                         10898                    11579


----------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS
                 AS OF DECEMBER 31, 2006
----------------------------------------------------------
                  Disciplined Large      S&P 500
                     Company Fund          Index
----------------------------------------------------------
 One Year                 8.98%            15.79%
----------------------------------------------------------


----------------------------------------------------------
                     HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Energy                                        17.2%
----------------------------------------------------------
 Information technology                        15.1%
----------------------------------------------------------
 Financial Services                            15.1%
----------------------------------------------------------
 Industrials                                   14.8%
----------------------------------------------------------
 Consumer Discretionary                        13.7%
----------------------------------------------------------
 Healthcare                                     7.9%
----------------------------------------------------------
 Utilities                                      5.5%
----------------------------------------------------------
 Materials                                      4.7%
----------------------------------------------------------
 Cash/Other Assets                              3.2%
----------------------------------------------------------
 Consumer Staples                               2.0%
----------------------------------------------------------
 Telecomm Services                              0.8%
----------------------------------------------------------

--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Disciplined Large Company Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON DYNAMIC GROWTH FUND               PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Dynamic Growth Fund had a total return of 12.15% in 2006. This compares favorably with the return of 9.07% for the Russell 1000 Growth Index.

The Fund generally invests in companies that we believe can provide above average long term growth opportunities. Some of these companies may be smaller cap and have a niche product or service in a very dynamic industry. In 2006, the Fund had capitalized on many of these dynamic companies in such industries as wireless/telecommunications equipment, broadband/internet, specialty retail and brokerage.

The best performing stocks in the Fund came from many different sectors and industries. Akamai Technologies, Comcast, Cisco Systems, Dicks Sporting Goods, Merrill Lynch and Netgear all gained more than 35% for the year. Other strong performers included Coach, Bank of New York, Covance, Gilead Sciences and Dover.

Many of the underperforming stocks came from some of our more cyclical stocks as a slowing economy affected earnings growth. Ingersol Rand, UPS and Lowes were impacted by these factors. Nabors was also a big underperformer due to the steep drop in natural gas prices seen during the year.

We are encouraged by many opportunities we see in some of the higher growth sectors and industries. We believe that earnings growth for the companies in which we invest should remain strong, the economy should have a soft landing and interest rates remain favorable. While investing in higher growth companies tends to be more volatile, over time we feel as though companies with sustainable higher growth should reward shareholders.


Line Chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
               Johnson Dynamic Growth Fund          Russell 1000 Growth Index
12/05                                10000                              10000
3/06                                 10507                              10310
6/06                                 10033                               9907
9/06                                 10660                              10297
12/06                                11215                              10907


----------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS
               AS OF DECEMBER 31, 2006
----------------------------------------------------------
                       Dynamic         Russell 1000
                      Growth Fund      Growth Index
----------------------------------------------------------
 One Year                12.15%             9.07%
----------------------------------------------------------


----------------------------------------------------------
                    HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Information technology                        23.0%
----------------------------------------------------------
 Healthcare                                    21.9%
----------------------------------------------------------
 Industrials                                   13.4%
----------------------------------------------------------
 Financial Services                            11.9%
----------------------------------------------------------
 Consumer Discretionary                        10.4%
----------------------------------------------------------
 Consumer Staples                               8.3%
----------------------------------------------------------
 Cash/Other Assets                              6.6%
----------------------------------------------------------
 Energy                                         2.7%
----------------------------------------------------------
 Materials                                      1.8%
----------------------------------------------------------


--------------------------------------------------------------------------------
Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
JOHNSON EQUITY INCOME FUND                PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Equity Income Fund had a total return of 17.65% in 2006. This compares favorably to the 15.79% return of the Standard & Poor's 500 Index. Large-cap, dividend paying stocks returned to favor in 2006 as investor focus seemed to shift from companies with the fastest earnings growth and positive price momentum to a focus on higher-quality, larger-sized companies paying dividends with sustainable earnings growth that will be less susceptible to an overall economic slowdown. Going into 2006, a valuation disparity between large-cap stocks versus small-cap stocks was evident in that large-cap stocks were inexpensive relative to small-cap stocks. One of our strategies in managing the Fund was to emphasize mega-cap stocks which helped performance as the S&P 100, an index of the largest 100 companies in the S&P 500 Index, outperformed the S&P 500. Corporate earnings growth in the second half of 2006 continued to be surprisingly strong as global economic growth showed continued strength. The U.S. consumer remained amazingly resilient as lower energy costs in the second half of the year and solid income growth outweighed the negative effects of a slowdown in the housing market.

For the year, Telecommunications, Energy, and Utilities were the best performing sectors. As a result, the Fund benefited from positions in Verizon, ExxonMobil, Chevron, and FPL Group, all returning over 30% in the year. The Fund's best performing stocks were found across several industries. Comcast, which returned 63%, was the best performing stock in the Fund. Other holdings with gains greater than 20% included Cisco Systems, Bank of New York, Allstate, Danaher, ConocoPhillips, Dover, Air Products, Emerson Electric, and U.S. Bancorp.

In 2007, we believe the economy will slow to a lower rate of positive growth similar to the 1994-1995 economic environment and will not enter into a recession. Stocks should continue to perform well given significant global liquidity, sustained economic growth, and low inflation. We expect large-cap stocks to outperform small-cap stocks as economic growth in developing economies outpaces U.S. growth. Many of the Fund's holdings derive significant revenues from overseas, and are well-positioned and have the scale to benefit from increasing economic development internationally. The main threat we see in 2007 is the growing complacency of investors toward risk. Leverage continues to increase throughout the system and volatility measures are currently very low. If unexpected financial market weakness or increased volatility were to occur, the Fund's focus on companies trading at conservative valuations and paying above-average dividend yields will serve to protect capital.

The Johnson Equity Income Fund invests in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies and primarily seeks to protect and secondarily enhance the purchasing power of capital over the long-term. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed with a goal of lower volatility than the Standard & Poor's 500 Index. We seek to achieve this by investing in solid business franchises that currently pay, or have the ability to pay, above average dividend yields and which trade at attractive valuations. The Fund will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.


Line Chart:
$10,000 Initial Investment Since Inception
(December 30, 2005)
           Johnson Equity Income Fund             S&P 500 Index
12/05                           10000                     10000
3/06                            10453                     10421
6/06                            10493                     10271
9/06                            11147                     10853
12/06                           11765                     11579


----------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
                    AS OF DECEMBER 31, 2006
----------------------------------------------------------
                        Equity           S&P 500
                      Income Fund          Index
----------------------------------------------------------
 One Year                17.65%            15.79%
----------------------------------------------------------


----------------------------------------------------------
                        HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
----------------------------------------------------------
 Financial Services                            18.9%
----------------------------------------------------------
 Healthcare                                    15.0%
----------------------------------------------------------
 Industrials                                   14.1%
----------------------------------------------------------
 Consumer Staples                              13.4%
----------------------------------------------------------
 Energy                                         9.4%
----------------------------------------------------------
 Cash/Other Assets                              6.9%
----------------------------------------------------------
 Information Technology                         6.6%
----------------------------------------------------------
 Consumer Discretionary                         6.5%
----------------------------------------------------------
 Utilities                                      5.5%
----------------------------------------------------------
 Telecomm Services                              1.9%
----------------------------------------------------------
 Materials                                      1.8%
----------------------------------------------------------


--------------------------------------------------------------------------------
Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND                 PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Fixed Income Fund provided a 3.71% total return compared to 4.08% for the Lehman Intermediate Government Credit Index for 2006. The Fund outperformed the Lipper Intermediate U.S. Taxable Bond Fund* category by 2.30%. The Fixed Income Fund had positive relative performance contributions from its emphasis on non Treasury securities, primarily corporate and mortgage-backed securities. In addition, the management of the Fund's maturity structure throughout the year added incrementally to performance. However, the relative advantage was not enough to offset the Fund's management fee resulting in slight underperformance relative to the index.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of a cooling housing market. With inflation contained, it is likely that interest rates may remain somewhat range bound for the foreseeable future. This reduction in interest rate volatility will make portfolio yield of paramount importance to total returns for the year. We anticipate that the Fund will maintain its longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and nearly 95% of the assets are rated "A" or higher as indicated in the Quality Allocation Chart on this page.


Line Chart:
$10,000 Initial Investment Since 12/31/1996
                                           Lehman Intermediate
            Fixed Income Fund          Government Credit Index
12/96                   10000                            10000
                         9909                             9989
                        10231                            10283
                        10560                            10561
1997                    10844                            10787
                        11015                            10955
                        11251                            11161
                        11871                            11663
1998                    11825                            11697
                        11659                            11675
                        11451                            11629
                        11481                            11736
1999                    11389                            11742
                        11535                            11919
                        11620                            12120
                        11973                            12469
2000                    12500                            12930
                        12897                            13368
                        12904                            13458
                        13518                            14077
2001                    13264                            14089
                        13230                            14058
                        13763                            14557
                        14424                            15217
2002                    14612                            15475
                        14808                            15708
                        15131                            16135
                        15096                            16132
2003                    15114                            16142
                        15373                            16541
                        15093                            16124
                        15376                            16560
2004                    15450                            16633
                        15421                            16488
                        15761                            16897
                        15707                            16809
2005                    15788                            16895
                        15709                            16830
                        15729                            16866
                        16265                            17405
2006                    16373                            17585

----------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS
               AS OF DECEMBER 31, 2006
----------------------------------------------------------
                        Fixed          Lehman Int.
                      Income Fund        G/C Index
----------------------------------------------------------
 One Year                 3.71%             4.08%
----------------------------------------------------------
 Three Years              2.70%             2.90%
----------------------------------------------------------
 Five Years               4.30%             4.53%
----------------------------------------------------------
 Ten Years                5.05%             5.81%
----------------------------------------------------------

Bar Chart:
Quality Allocation
(as a percentage of total assets)
AAA       AA        A         BBB
55.6      6.7       31.7      6.0

--------------------------------------------------------------------------------
A high level of income over the long term consistent with capital preservation is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* The Lipper Intermediate US Taxable Bond Fund category is a group of funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND             PERFORMANCE REVIEW - DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Johnson Municipal Income Fund provided a total return of 3.31% for 2006 compared to 3.38% for the Lehman 5-Year General Obligation Index. The Fund performed in alignment with the Lipper Intermediate Municipal Bond Fund* category's 3.40% return over the period. The Municipal Income Fund had positive relative performance contributions from its more disperse maturity structure than that of the index. However, the Fund's focus on high quality municipal securities and lack of long maturity bonds detracted slightly from performance.

The municipal market performed very well compared to other fixed income markets during 2006, especially on an after-tax basis. Looking forward, we believe the municipal yield curve is likely to steepen as the differential between short-term municipal yields and long-term municipal yields is historically quite narrow. In this environment, we believe an intermediate maturity, high quality municipal portfolio should provide an optimal risk adjusted return.

The credit quality of the Municipal Income Fund remains very high. Over 70% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. Over 97% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.


Line Chart:
$10,000 Initial Investment Since 12/31/1996
                                                     Lehman Five-Year G.O.
                Municipal Income Fund                 Municipal Bond Index
12/96                           10000                                10000
                                 9952                                 9984
                                10195                                10233
                                10421                                10457
1997                            10623                                10649
                                10710                                10774
                                10812                                10883
                                11112                                11182
1998                            11175                                11272
                                11231                                11387
                                10984                                11255
                                11063                                11354
1999                            11037                                11351
                                11190                                11483
                                11344                                11667
                                11581                                11898
2000                            11973                                12222
                                12253                                12564
                                12315                                12677
                                12631                                13022
2001                            12530                                12953
                                12617                                13039
                                13086                                13565
                                13519                                14020
2002                            13562                                14119
                                13652                                14292
                                13866                                14554
                                13891                                14710
2003                            13924                                14710
                                14034                                14912
                                13813                                14612
                                14087                                15018
2004                            14163                                15144
                                14059                                14976
                                14292                                15268
                                14278                                15250
2005                            14352                                15307
                                14343                                15314
                                14352                                15333
                                14737                                15724
2006                            14827                                15824

----------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS
                   AS OF DECEMBER 31, 2006
----------------------------------------------------------
                       Municipal       Lehman 5 Year
                      Income Fund       G.O. Index
----------------------------------------------------------
 One Year                 3.31%             3.38%
----------------------------------------------------------
 Three Years              2.12%             2.46%
----------------------------------------------------------
 Five Years               3.42%             4.09%
----------------------------------------------------------
 Ten Years                4.02%             4.70%
----------------------------------------------------------

Bar Chart:
Quality Allocation
(as a percentage of total assets)
AAA          AA           A            NR
71.4         17.9         4.4          6.4

--------------------------------------------------------------------------------
Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* The Lipper Intermediate Bond Fund category is an index of portfolios that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
JOHNSON GROWTH FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
   Coach, Inc.*                                      15,200             652,992
   Comcast Corporation Class A
     Special*                                        27,500           1,151,700
   Staples, Inc.                                     39,000           1,051,830
   Target Corporation                                18,000           1,026,900
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 7.4% ...................     $     3,883,422

CONSUMER STAPLES
   Cadbury Schweppes PLC                             38,365           1,647,009
   Pepsico, Incorporated                             15,700             982,035
   Procter & Gamble Company                          25,000           1,606,750
   Walgreen Company                                  23,000           1,055,470
   Wal-Mart Stores, Inc.                             21,800           1,006,724
                                                                ---------------
     TOTAL CONSUMER STAPLES: 12.0% ........................     $     6,297,988

ENERGY
   Chesapeake Energy Corporation                     33,800             981,890
   ConocoPhillips                                    14,900           1,072,055
   Exxon Mobil Corporation                           14,982           1,148,071
   Nabors Industries, Incorporated*                  27,600             821,928
   Schlumberger LTD.                                 17,000           1,073,720
                                                                ---------------
     TOTAL ENERGY: 9.7% ...................................     $     5,097,664

FINANCIAL SERVICES
   Allstate Corporation                              17,500           1,139,425
   American International Group, Inc.                24,625           1,764,627
   B B & T Corporation                               23,200           1,019,176
   Bank of America Corporation                       20,600           1,099,834
   Bank of New York Co., Inc.                        27,000           1,062,990
   CIT Group Inc.                                    19,400           1,081,938
   Citigroup, Inc.                                   30,800           1,715,560
   J.P. Morgan Chase & Company                       19,200             927,360
   US Bancorp                                        31,000           1,121,890
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 20.8% ......................     $    10,932,800

HEALTH CARE
   Allergan, Inc.                                     4,500             538,830
   Covance, Inc.*                                    17,050           1,004,416
   Gilead Sciences Inc.*                             15,700           1,019,401
   Hologic, Inc.*                                    20,500             969,240
   Johnson & Johnson                                 15,900           1,049,718
   Novartis AG- ADR**                                19,200           1,102,848
   Roche Holdings Limited - ADR**                    17,400           1,555,560
   United Healthcare Corp.                           19,000           1,020,870
   Wellpoint Inc.*                                   14,000           1,101,660
                                                                ---------------
     TOTAL HEALTH CARE: 17.8% .............................     $     9,362,543


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
INDUSTRIALS
   3M Company                                        20,900           1,628,737
   Emerson Electric Company                          25,400           1,119,886
   General Electric Company                          55,690           2,072,225
   L-3 Communications Holdings Inc.                  20,000           1,635,600
   United Parcel Service - Class B                   14,200           1,064,716
                                                                ---------------
     TOTAL INDUSTRIALS: 14.3% .............................     $     7,521,164

INFORMATION TECHNOLOGY
   Akamai Technologies*                              10,000             531,200
   Autodesk, Inc.                                    25,500           1,031,730
   Cisco Systems, Inc.*                              43,300           1,183,389
   Intel Corporation                                 51,200           1,036,800
   Microsoft Corporation                             36,300           1,083,918
   Nokia Corporation -
     Sponsored ADR **                                77,300           1,570,736
   Oracle Corporation*                               32,670             559,964
   Seagate Technology                                21,200             561,800
   Texas Instruments, Inc.                           32,200             927,360
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 16.1% ..................     $     8,486,897

MATERIALS
   Air Products and Chemicals, Inc.                   7,900             555,212
   BHP Billiton LTD ADR**                            11,700             465,075
                                                                ---------------
     TOTAL MATERIALS: 1.9% ................................     $     1,020,287

TOTAL COMMON STOCKS: 100.0% ...............................     $    52,602,765
   (Common Stock Identified Cost $44,037,972)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield ***                                  127,990
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 0.2%. ........................     $       127,990
       (Cash Equivalents Identified
         Cost $127,990)

TOTAL PORTFOLIO VALUE: 100.2% .............................     $    52,730,755
   (Total Portfolio Identified Cost $44,165,962)
   Liabilities in Excess of Other Assets: -0.2% ...........     $       (95,129)

TOTAL NET ASSETS: 100.0% ..................................     $    52,635,626



    * Non-income producing security.
   ** American Depository Receipt.
  *** Variable rate security, the coupon rate shown represents the rate as of December 31, 2006.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND        PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
   Ann Taylor Stores*                                14,800             486,032
   Brinker International, Inc.                       30,750             927,420
   Circuit City Stores, Incorporated                 32,900             624,442
   Clear Channel Outdoor
     Holdings, Inc.*                                 25,800             720,078
   Dillard's, Inc. Class A                           21,700             758,849
   Echostar Communications*                          17,800             676,934
   J. C. Penney Company, Incorporated                13,600           1,052,096
   Lennar Corporation - Class A                       9,000             472,140
   Liberty Global Inc.- Series A                     34,200             996,930
   Office Max Incorporated                           14,900             739,785
   Regal Entertainment Group                         42,000             895,440
   TJX Companies                                     23,400             667,368
   Whirlpool Corporation                              8,900             738,878
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 11.1% ..................     $     9,756,392

CONSUMER STAPLES
   Alberto-Culver Company                            29,400             630,630
   Rite Aid Corporation*                            176,000             957,440
                                                                ---------------
     TOTAL CONSUMER STAPLES: 1.8% .........................     $     1,588,070

ENERGY
   Chesapeake Energy Corporation                     29,300             851,165
   Cameron International Corporation*                18,000             954,900
   Cabot Oil and Gas Corporation -
     Class A                                         13,100             794,515
   Ensco International, Inc.                         15,700             785,942
   Global Industries LTD*                            40,100             522,904
   Helmerich & Payne, Incorporated                   21,400             523,658
   Patterson-Uti Energy, Inc.                        20,700             480,861
   Pogo Producing Company                            14,800             716,912
   Rowan Companies, Incorporated                     21,100             700,520
   Seacor Holdings Inc.*                              8,900             882,346
   Superior Energy Services, Inc.*                   23,000             751,640
   Tidewater Inc.                                    15,900             768,924
   Todco*                                            20,000             683,400
   Unit Corporation*                                 14,200             687,990
   W&T Offshore, Inc.                                19,700             605,184
                                                                ---------------
     TOTAL ENERGY: 12.2% ..................................     $    10,710,861

INDUSTRIALS
   AMR Corporation*                                  40,400           1,221,292
   Continental Airlines - Class B*                   23,900             985,875
   Cummins Engine, Incorporated                      10,500           1,240,890
   DRS Technologies Inc.                             14,000             737,520
   Eaton Corporation                                 11,100             834,054
   Gardner Denver*                                   19,200             716,352
   US Airways Group, Inc.*                           14,400             775,440
   L-3 Communications Holdings Inc                   10,000             817,800


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
   Manpower, Inc.                                    13,300             996,569
   Nutrisystem*                                      10,300             652,917
   Parker Hannifin Corporation                       11,000             845,680
   Steelcase, Inc.                                   46,000             835,360
   Timken Company                                    29,850             871,023
   Trinity Industries                                20,700             728,640
   UAL Corporation*                                  25,800           1,135,200
   Wesco International*                              10,800             635,148
   Walter Industries*                                13,100             354,355
   YRC Worldwide, Inc.*                              16,300             614,999
                                                                ---------------
     TOTAL INDUSTRIALS: 17.1% .............................     $    14,999,114

TELECOMM SERVICES
   Telephone and Data Systems, Inc.                  14,300             776,919
                                                                ---------------
     TOTAL TELECOMM SERVICES: 0.9% ........................     $       776,919

MATERIALS
   Eagle Materials Inc.                              17,600             760,848
   Freeport McMoran Copper & Gold                    14,700             819,231
   Lyondell Chemical Company                         26,100             667,377
   Reliance Steel & Aluminum Co.                     19,100             752,158
   Southern Copper Corporation                       21,400           1,153,246
   Steel Dynamics, Inc.                              23,600             765,820
   Titanium Metals Corporation*                      24,100             711,191
                                                                ---------------
     TOTAL MATERIALS: 6.4% ................................     $     5,629,871

FINANCIAL SERVICES
   American Capital Strategies                       20,450             946,017
   Americredit Corporation*                          34,125             858,926
   Assurant, Inc.                                    11,600             640,900
   CapitalSource Inc.                                24,100             658,171
   First American Financial
     Corporation                                     13,000             528,840
   First Marblehead Corporation                      14,100             770,565
   HCC Insurance Holdings Inc                        24,375             782,194
   Health Care REIT Inc.                             22,300             959,346
   Hospitality Properties Trust                      19,050             905,446
   Hudson City Bancorp, Inc.                         60,000             832,800
   Jones Lang LaSalle Incorporated                    7,900             728,143
   Keycorp                                           17,400             661,722
   Marshall & Ilsley Corp                            17,100             822,681
   Nationwide Financial Services, Inc.               17,700             959,340
   New Plan Excel Realty Trust                       22,400             615,552
   Philadelphia Consol*                              16,300             726,328
   Radian Group Inc                                  12,200             657,702
   SEI Investments Company                           18,700           1,113,772
   Synovus Financial Corporation                     25,700             792,331
   W.R. Berkley Corporation                          33,750           1,164,713
   Weingarten Realty Investors                       13,900             640,929
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 19.1% ......................     $    16,766,418


    * Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND        PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
HEALTH CARE
   Amerisourcebergen Corporation                     20,000             899,200
   Community Health Systems Inc.*                    22,700             829,004
   Emdeon Corporation*                               64,700             801,633
   Humana Incorporated*                               9,800             542,038
   WebMd Health Corp.*                               15,900             636,318
   Wellcare Health Plans Inc.*                       12,500             861,250
                                                                ---------------
     TOTAL HEALTH CARE: 5.2% ..............................     $     4,569,443

INFORMATION TECHNOLOGY
   Akamai Technologies*                              42,400           2,252,288
   Atmel Corporation*                               100,400             607,420
   AVX Corporation                                   47,200             698,088
   Convergys Corporation                             29,800             708,644
   Dolby Laboratories Inc.                           32,900           1,020,558
   Electronic Data Systems Corp                      30,500             840,275
   Ingram Micro, Inc.*                               33,400             681,694
   Intersil Corporation                              32,200             770,224
   Jabil Circuit, Inc.                               19,500             478,725
   Lam Research Corporation*                         28,000           1,417,360
   LSI Logic Corp.*                                  80,300             722,700
   MEMC Electronic Materials Inc.*                   23,800             931,532
   Micron Technology Incorporated*                   53,600             748,256
   Molex Incorporated                                16,100             509,243
   Novellus Systems, Inc.*                           23,100             795,102
   Spansion, Inc.*                                   43,900             652,354
   Teradyne*                                         47,800             715,088
   Vishay Intertechnology,
     Incorporated*                                   53,000             717,620
   Western Digital Corporation*                      58,500           1,196,910
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 18.8% ..................     $    16,464,081
                                                                ---------------


COMMON STOCKS                                                      DOLLAR VALUE
--------------------------------------------------------------------------------
UTILITIES
   Atmos Energy Corporation                          24,900             794,559
   Centerpoint Energy Incorporated                   43,400             719,572
   Constellation Energy Group                        15,500           1,067,485
   Energen Corporation                               15,400             722,876
   Oge Energy Corporation                            24,100             964,000
   Oneok, Inc.                                       16,300             702,856
   Pepco Holdings Inc                                29,600             769,896
   WPS Resources Corporation                         12,000             648,360
                                                                ---------------
     TOTAL UTILITIES: 7.3% ................................     $     6,389,604

TOTAL COMMON STOCKS: 99.9% ................................     $    87,650,773
   (Common Stock Identified Cost $71,114,624)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield **                                   217,466
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 0.2% .........................     $       217,466
       (Cash Equivalents Identified
         Cost $217,466)

TOTAL PORTFOLIO VALUE: 100.1% .............................     $    87,868,239
   (Total Portfolio Identified Cost $71,332,090)
   Liabilities in Excess of Other Assets: -0.1% ...........     $      (138,255)
                                                                ---------------

TOTAL NET ASSETS: 100.0% ..................................     $    87,729,984
                                                                ===============


    * Non-income producing security
   ** Variable rate security, the coupon rate shown represents the rate as of December 31, 2006.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON REALTY FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
APARTMENTS
   Apartment Investment and
     Management, Co. - A                              3,900             218,478
   Archstone Smith Trust                             14,555             847,247
   Avalon Bay Communities, Inc.                       4,592             597,190
   BRE Properties, Inc. Class A                       5,500             357,610
   Camden Property Trust                              3,500             258,475
   Equity Residential Properties Trust               17,450             885,587
   Essex Property Trust, Inc.                         1,870             241,697
   Home Properties of NY                              4,500             266,715
   Mid-America Apartment
     Communities, Inc.                                1,500              85,860
   United Dominion Realty
     Trust, Inc.                                     10,000             317,900
                                                                ---------------
     TOTAL APARTMENTS: 18.6% ..............................     $     4,076,759

DIVERSIFIED
   Crescent Real Estate Equities
     Company                                         11,000             217,250
   Global Signal REIT                                 5,500             289,685
   Lexington Corporate Properties Trust               9,000             201,780
   Vornado Realty Trust                               8,300           1,008,450
                                                                ---------------
     TOTAL DIVERSIFIED: 7.8% ..............................     $     1,717,165

FINANCIAL SERVICES
   Education Realty                                   4,000              59,080
   Lasalle Hotel                                      5,500             252,175
                                                                ---------------
     TOTAL FINANCE: 1.4% ..................................     $       311,255

HEALTH CARE
   Health Care Property Investors                    11,800             434,476
   Health Care Reit                                   3,700             159,174
                                                                ---------------
     TOTAL HEALTH CARE: 2.7% ..............................     $       593,650

LODGING AND HOTELS
   Host Hotels and Resorts                           32,397             795,346
   Hospitality Property                               5,800             275,674
   Health Care Realty Trust, Inc.                     2,800             110,712
   Senior Housing Properties Trust                    6,500             159,120
   Brandywine Realty Trust                            3,000              99,750
   Starwood Hotels & Resorts
     Worldwide, Inc.                                  3,100             193,750
                                                                ---------------
     TOTAL LODGING AND HOTELS: 7.4% .......................     $     1,634,352

MATERIALS
   Plum Creek Timber Co., Inc.                       13,000             518,050
                                                                ---------------
     TOTAL MATERIALS: 2.4% ................................     $       518,050


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
OFFICE AND INDUSTRIAL
   American Financial Realty Trust                    4,000              45,760
   Alexandria Real Estate                             3,000             301,200
   AMB Property Corporation                           6,700             392,687
   Boston Properties, Inc.                            8,375             936,995
   Biomed Realty Trust                                9,000             257,400
   Duke Realty Corp.                                  9,860             403,274
   Equity Office Properties                          22,880           1,102,130
   Mack-Cali Realty Trust                             4,795             244,545
   Kilroy Realty Corporation                          4,345             338,910
   Liberty Property Trust                             8,630             424,078
   Prologis Trust                                    15,880             965,028
                                                                ---------------
     TOTAL OFFICE AND INDUSTRIAL: 24.7% ...................     $     5,412,007

RETAIL
   CBL & Associates Properties                        6,000             260,100
   Commercial Net Lease Realty                       13,000             298,350
   Developers Diversified Realty Corp                 8,325             524,059
   Equity One                                         7,000             186,620
   General Growth Properties                         15,705             820,272
   Kimco Realty Corporation                          15,767             708,727
   Macerich Company                                   4,330             374,848
   Mills Corporation                                  4,500              90,000
   New Plan Excel Realty Trust                        9,000             247,320
   Pennsylvania REIT                                  4,000             157,520
   Regency Centers Corporation                        5,575             435,798
   Simon Property Group, Inc.                        13,922           1,410,159
   Tanger Factory Outlet Centers                      4,100             160,228
   SL Green Realty Corp                               1,900             252,282
   Weingarten Realty Investors                        5,413             249,593
                                                                ---------------
     TOTAL RETAIL: 28.1% ..................................     $     6,175,876

STORAGE
   Public Storage, Inc.                              11,600           1,131,000
   Reckson Associates Realty Corp                     4,500             205,200
                                                                ---------------
     TOTAL STORAGE: 6.1% ..................................     $     1,336,200

TOTAL COMMON STOCKS: 99.2% ................................     $    21,775,314
   (Common Stock Identified Cost $10,303,624)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield **                                   110,652
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 0.5% .........................     $       110,652
       (Cash Equivalents Identified
         Cost $110,652)

TOTAL PORTFOLIO VALUE: 99.7% ..............................     $    21,885,966
   (Total Portfolio Identified Cost $10,414,276)
   Other Assets Less Liabilities: .3% .....................     $        61,981
                                                                ---------------
TOTAL NET ASSETS: 100.0%. .................................     $    21,947,947
                                                                ===============


** Variable rate security, the coupon rate shown represents the rate at December 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED SMALL COMPANY FUND
                                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
MATERIALS
   Brush Wellman Incorporated*                        2,800              94,556
   Chaparral Steel Company*                           1,400              61,978
   Insteel Industries, Inc.                           4,600              81,834
   OM Group, Inc.                                     1,110              50,261
   Omnova Solutions Inc.*                             9,000              41,220
   Polyone Corporation*                               5,240              39,300
   Schnitzer Steel Industries, Inc.                   1,630              64,711
   Schulman (A.) Inc.                                 1,900              42,275
   U.S. Concrete, Inc.                                9,200              65,504
   Wheeling-Pittsburgh*                                 920              17,232
                                                                ---------------
     TOTAL MATERIALS: 5.3% ................................     $       558,871

INDUSTRIALS
   A. O. Smith Corporation                            1,070              40,189
   Accuride Corporation*                              5,760              64,858
   Alaska Air Group, Inc.*                              990              39,105
   American Woodmark Corporation                      1,470              61,519
   CBIZ, Inc.*                                        6,700              46,699
   Celadon Group, Inc.*                               5,700              95,475
   Enersys*                                           5,100              81,600
   Expressjet Hldgs*                                 10,110              81,891
   Frontier Airlines*                                12,800              94,720
   General Cable*                                     1,800              78,678
   HEICO                                              2,200              85,426
   Hub Group, Inc. - Class A*                         2,480              68,324
   Lamson & Sessions Company*                         1,900              46,094
   Liquidity Services Inc.*                           5,600              96,376
   Matrix Services*                                   4,600              74,060
   Mueller Industries                                 1,400              44,380
   Peoplesupport Inc.*                                4,600              96,830
   Perini Corporation*                                3,000              92,340
   PW Eagle, Inc.                                     2,700              93,150
   Quality Distribution*                              7,300              97,236
   Republic Airways Hld*                              4,950              83,061
   Rush Enterprises, Inc. - Class A*                  2,340              39,593
   SAIA, Inc.                                         1,400              32,494
   Skywest Inc                                        3,320              84,693
   Technitrol Inc.                                    4,100              97,949
   Trico Marine Services, Inc.*                       2,200              84,282
   US Xpress Enterprises*                             5,110              84,162
                                                                ---------------
     TOTAL INDUSTRIALS: 18.7% .............................     $     1,985,184

TELECOM SERVICES
   CT Communications, Inc.                            2,100              48,132
   EMS Technologies, Inc.*                            3,500              70,105
                                                                ---------------
     TOTAL TELECOMM SERVICES: 1.1% ........................     $       118,237


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES
   Long's Drug Store                                  1,280              54,246
   Imperial Sugar Company                             2,680              64,883
   Medifast, Inc.*                                    5,700              71,649
   MGP Ingredients, Inc.                              2,300              52,003
   Mannatech Incorporated                             3,300              48,609
   Pantry*                                              870              40,751
   Spartan Stores, Inc.                               4,200              87,906
                                                                ---------------
     TOTAL CONSUMER STAPLES: 4.0% .........................     $       420,047

CONSUMER DISCRETIONARY
   Brown Shoe Company, Inc.                           1,065              50,843
   Building Materials Holdings Corp                   1,630              40,245
   Carmike Cinemas, Inc.                              2,700              55,053
   Charlotte Russe Holding Inc.*                      2,100              64,575
   Charming Shoppes, Inc.*                            4,600              62,238
   DSW, Inc.*                                         1,650              63,640
   Kimball International - Class B                    3,480              84,564
   Lodgenet Entertainment Corporation*                2,900              72,587
   Lodgian, Inc.*                                     4,600              62,560
   Maidenform Brands, Inc.*                           5,200              94,224
   Netflix Inc.*                                      3,500              90,510
   Smith & Wesson Holding
     Corporation*                                     9,300              96,162
   Steven Madden, Ltd.*                               1,770              62,109
   The Bon-Ton Stores                                 2,340              81,081
   World Wrestling Entertainment, Inc.                2,430              39,609
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 9.6% ...................     $     1,020,000

ENERGY
   Alpha Natural Resources Inc.*                      5,800              82,534
   Basic Energy Services, Inc.*                       2,100              51,765
   Bronco Drilling Company Inc.*                      5,350              91,966
   Callon Petroleum Company*                          1,700              25,551
   Grey Wolf, Inc.*                                   6,600              45,276
   Hornbeck Offshore Services, Inc.*                  2,610              93,177
   Input/Output, Inc.*                                5,000              68,150
   Lufkin Industries                                  1,200              69,696
   Meridian Resource                                 30,200              93,318
   Natco Group Inc.                                   2,900              92,452
   Newpark Resources, Inc.*                           7,800              56,238
   Oil States International, Inc.*                    1,140              36,742
   Parker Drilling Company*                          11,250              91,913
   Pioneer Drilling Company*                          7,220              95,882
   RPC Inc.                                           3,450              58,236
   Superior Energy Services, Inc.*                    1,175              38,399
   Swift Energy Company*                              2,100              94,101
                                                                ---------------
     TOTAL ENERGY: 11.2% ..................................     $     1,185,396


*    Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED SMALL COMPANY FUND
                                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES
   Advanta Corp.                                      1,440              62,827
   Argonaut Group, Inc.*                              1,470              51,244
   Ashford Hospitality Trust                          5,520              68,724
   Asta Funding, Inc.                                 3,100              94,364
   Bankunited Financial Corporation                   1,780              49,769
   Cedar Shopping Centers Inc.                        5,900              93,869
   Corus Bankshares, Inc.                             1,960              45,217
   Cousins Properties Inc. REIT                       2,700              95,229
   Crawford and Company - Class B                    13,300              98,754
   Delphi Financial Group, Inc.                       1,155              46,731
   First Regional Bancorp*                            1,970              67,157
   National Interstate Corporation                    2,800              68,040
   Rewards Network, Inc.                              8,100              56,295
   Sunstone Hotel Investors, Inc.                     1,620              43,303
   Texas Capital Bancshares, Inc.*                    1,660              33,001
   Tower Group, Inc.                                  2,690              83,578
   Universal American Financial*                      3,200              59,648
   Universal Health Rlty                              2,500              97,450
   Vineyard National Bancorp Company                  1,800              41,436
   West Bancorporation                                2,457              43,685
   Wilshire Bancorp, Inc.                             3,520              66,774
   Winston Hotels, Inc.                               6,290              83,343
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 13.7% ......................     $     1,450,438

HEALTHCARE
   Conceptus Inc.*                                    4,100              87,289
   Digene*                                            1,800              86,256
   Gentiva Health Svcs*                               2,900              55,274
   Illumina*                                          2,100              82,551
   Luminex Corporation*                               2,980              37,846
   Neurometrix Inc.*                                  5,800              86,478
   Palomar Medical Technologies, Inc.*                1,800              91,206
   Sun Healthcare Group, Inc.*                        6,900              87,147
   Trimeris*                                          7,500              95,325
   West Pharmaceutical Services, Inc.                 1,650              84,530
                                                                ---------------
     TOTAL HEALTHCARE: 7.5% ...............................     $       793,902

INFORMATION TECHNOLOGY
   Advanced Energy Industries, Inc.*                  3,200              60,384
   Amkor Technology*                                  9,900              92,466
   Anadigics, Inc.*                                   9,400              83,284
   Atheros Communications*                            3,400              72,488
   Cirrus Logic Inc*                                  6,700              46,096
   Cohu, Inc.                                         4,200              84,672
   Cybersource Corporation*                           6,200              68,324
   Gateway 2000, Inc.*                               29,600              59,496
   Genesis Microchip Incorporated*                    5,500              55,770
   Houston Wire & Cable Company*                      4,500              94,050
   Interdigital Communications Corp*                  2,050              68,778


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY, CONTINUED
   Internap Network Services Corp*                    5,410             107,497
   Intevac, Inc.*                                     3,650              94,718
   Kopin Corporation*                                16,100              57,477
   Kulicke & Soffa Industries, Inc.*                 11,500              96,600
   Lionbridge Technologies, Inc.*                     7,300              47,012
   LTX Corp*                                          9,300              52,080
   Mantech International*                             1,300              47,879
   MRV Communications*                               27,300              96,642
   Omnivision Technologies*                           2,310              31,532
   On Semiconductor Corp*                             9,700              73,429
   Oplink Communications, Inc.*                       2,650              54,484
   Pericom Semiconductor Corporation*                 6,200              71,114
   RealNetworks Inc.*                                 8,700              95,178
   Redback Networks Inc.*                             3,600              89,784
   Silicon Image*                                     4,700              59,784
   Silicon Storage Technology*                       20,400              92,004
   Sirenza Microdevices, Inc.*                       12,800             100,608
   Standard Microsystems*                             1,790              50,084
   Startek, Inc.                                      4,660              63,096
   Stratex Networks, Inc.                            17,200              83,076
   Sykes Enterprises Inc*                             2,980              52,567
   TheStreet.Com, Inc.                                6,200              55,180
   Trident Microsys*                                  2,980              54,176
   TTM Technologies, Inc.*                            8,300              94,039
   UTSTARCOM Inc.*                                    6,100              53,375
   Zoran*                                             6,600              96,228
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 25.1% ..................     $     2,655,451

UTILITIES
   Cleco Corporation                                  1,970              49,703
   UIL Holdings Corporation                           1,370              57,800
   The Laclede Group, Inc.                            2,350              82,321
                                                                ---------------
     TOTAL UTILITIES: 1.8% ................................     $       189,824

TOTAL COMMON STOCKS: 98.0% ................................     $    10,377,350
   (Common Stock Identified Cost $9,605,290)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield **                                 2,993,827
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 28.2% ........................     $     2,993,827
       (Cash Equivalents Identified
         Cost $2,993,827)

TOTAL PORTFOLIO VALUE: 126.2% .............................     $    13,371,177
   (Total Portfolio Identified Cost $12,599,117)

   Liabilities in Excess of Other
     Assets: -26.2% .......................................     $    (2,776,505)
                                                                ---------------

TOTAL NET ASSETS: 100.0% ..................................     $    10,594,672
                                                                ===============


    * Non-income producing security
   ** Variable rate security, the coupon rate shown represents the rate as of December 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED LARGE COMPANY FUND
                                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
MATERIALS
   Freeport McMoran Copper & Gold                     1,850             103,101
   Louisiana Pacific Corporation                      4,800             103,344
   Phelps Dodge Corporation                           1,120             134,086
   United States Steel Corporation                    1,500             109,710
                                                                ---------------
     TOTAL MATERIALS: 4.7% ................................     $       450,241

INDUSTRIALS
   Allied Waste Industries, Inc.*                     8,400             103,236
   Cummins Engine, Incorporated                         890             105,180
   CSX Corporation                                    2,440              84,009
   Dover Corporation                                  1,800              88,236
   Eaton Corporation                                  1,180              88,665
   Ingersoll-Rand Company                             2,300              89,999
   L-3 Communications Holdings Inc                    1,080              88,323
   Lockheed Martin Corporation                        1,060              97,594
   Southwest Airlines                                 5,600              85,792
   Navistar International*                            3,580             119,680
   Northrop Grumman                                   1,390              94,103
   Parker Hannifin Corporation                        1,390             106,863
   Raytheron Company                                  1,950             102,960
   Ryder System, Incorporated                         1,630              83,228
   Union Pacific Corporation                            910              83,738
                                                                ---------------
     TOTAL INDUSTRIALS: 14.8% .............................     $     1,421,606

TELECOMM SERVICES
   Citizens Communications Company                    5,600              80,472
                                                                ---------------
     TOTAL TELECOMM SERVICES: 0.8% ........................     $        80,472

CONSUMER STAPLES
   Archer Daniels Midland Company                     2,500              79,900
   Safeway Incorporated                               3,200             110,592
                                                                ---------------
     TOTAL CONSUMER STAPLES: 2.0% .........................     $       190,492

CONSUMER DISCRETIONARY
   Big Lots, Inc.*                                    4,800             110,016
   Circuit City Stores, Incorporated                  3,820              72,504
   Carnival Corporation                               1,490              73,085
   Comcast Corporation - Class A*                     2,300              97,359
   Dillard's, Inc. Class A                            3,400             118,898
   Federated Department Stores                        2,100              80,073
   Home Depot, Inc.                                   2,340              93,974
   Penney, J.C. Company, Incorporated                 1,290              99,794
   Nordstrom, Incorporated                            1,830              90,292
   Lennar Corporation - Class A                       1,790              93,903
   Lowes Companies, Incorporated                      2,920              90,958
   Office Max Incorporated                            2,000              99,300
   TJX Companies                                      3,400              96,968
   Whirlpool Corporation                              1,180              97,964
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 13.7% ..................     $     1,315,088


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
ENERGY
   Anadarko Petroleum Corporation                     1,970              85,735
   Apache Corporation                                 1,020              67,840
   Baker Hughes, Incorporated                         1,170              87,352
   BJ Services Company                                3,250              95,290
   Chesapeake Energy Corporation                      2,900              84,245
   ConocoPhillips                                     1,654             119,005
   Chevron Corporation                                  738              54,265
   Devon Energy Corporation                           1,280              85,862
   Halliburton Company                                3,300             102,465
   Kinder Morgan Inc.                                   840              88,830
   USX - Marathon Group Inc.                          1,040              96,200
   Nabors Industries, Incorporated*                   2,940              87,553
   Noble Corporation                                  1,150              87,573
   Rowan Companies, Incorporated                      2,520              83,664
   Schlumberger Ltd.                                  1,240              78,318
   Valero Energy Corporation                          1,740              89,018
   Weatherford International, Inc.*                   1,930              80,655
   Williams Companies Inc                             3,200              83,584
   XTO Energy, Inc.                                   1,930              90,807
                                                                ---------------
     TOTAL ENERGY: 17.2% ..................................     $     1,648,261

FINANCIAL SERVICES
   Capital One Financial Corporation                  1,170              89,880
   AMBAC Financial Group, Inc.                        1,100              97,977
   Cincinnati Financial Corporation                   1,800              81,558
   CIT Group Inc.                                     1,370              76,405
   E*Trade Group Inc*                                 2,850              63,897
   First Horizon National Corporation                 1,150              48,047
   Hartford Financial Svcs. Group, Inc.               1,010              94,243
   Janus Capital Group Inc.                           3,980              85,928
   Keycorp                                            2,400              91,272
   Kimco Realty                                       2,230             100,239
   Lincoln National Corporation                       1,400              92,960
   Marshall & Ilsley Corp                             1,620              77,938
   M & T Bank Corp                                      770              94,063
   Prologis Trust                                     1,500              91,155
   PNC Financial Services Group, Inc.                 1,310              96,992
   Synovus Financial Corporation                      2,410              74,300
   Unumprovident Corporation                          4,500              93,510
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 15.1% ......................     $     1,450,364

*    Non-income producing security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
JOHNSON DISCIPLINED LARGE COMPANY FUND
                                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
HEALTHCARE
   Amerisourcebergen Corporation                      2,120              95,315
   Barr Laboratories Inc.*                            1,700              85,204
   Caremark Rx, Inc.                                  1,940             110,794
   Forest Laboratories, Inc. Class A*                 1,950              98,670
   Humana Incorporated*                               2,220             122,788
   McKesson HBOC, Inc.                                1,530              77,571
   Medco Health Solutions, Inc.*                      1,610              86,038
   Mylan Laboratories, Inc.                           4,200              83,832
                                                                ---------------
     TOTAL HEALTHCARE: 7.9% ...............................     $       760,212

INFORMATION TECHNOLOGY
   Affiliated Computer Services- A*                   1,760              85,958
   Andrew Corporation*                                9,700              99,231
   Avaya, Inc.*                                       6,400              89,472
   Convergys Corporation*                             4,500             107,010
   Electronic Data Systems Corporation                3,430              94,497
   Hewlett-Packard Company                            1,230              50,664
   Jabil Circuit, Inc.                                3,160              77,578
   LSI Logic Corp.*                                  10,240              92,160
   Molex Incorporated                                 2,600              82,238
   Motorola Inc.                                      3,500              71,960
   Micron Technology Incorporated*                    5,070              70,777
   National Semiconductor Corporation                 3,070              69,689
   Novellus Systems, Inc.*                            3,400             117,028
   Sanmina Corporation*                              25,200              86,940
   Solectron Corporation*                            21,900              70,518
   Teradyne*                                          5,700              85,272
   Xilinx, Incorporated                               3,900              92,859
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 15.1% ..................     $     1,443,851


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
UTILITIES
   AES Corporation*                                   5,100             112,404
   Constellation Energy Group                         1,810             124,655
   Centerpoint Energy Incorporated                    6,340             105,117
   Consolidated Edison Co. of NY, Inc.                1,900              91,333
   Nicor Incorporated                                 2,030              95,004
                                                                ---------------
     TOTAL UTILITIES: 5.5% ................................     $       528,513

TOTAL COMMON STOCKS: 96.8% ................................     $     9,289,100
   (Common Stock Identified Cost $8,769,235)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield ** .....................     $       298,908
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 3.1% .........................     $       298,908
       (Cash Equivalents Identified
         Cost $298,908)

TOTAL PORTFOLIO VALUE: 99.9% ..............................     $     9,588,008
   (Total Portfolio Identified Cost $9,068,143)
   Other Assets Less Liabilities: 0.1% ....................     $        11,335
                                                                ---------------
TOTAL NET ASSETS: 100.0% ..................................     $     9,599,343
                                                                ===============



    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at December 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
JOHNSON DYNAMIC GROWTH FUND     PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
MATERIALS
   BHP Billiton Ltd ADR **                            1,830              72,742
                                                                ---------------
     TOTAL MATERIALS: 1.8% ................................     $        72,742

INDUSTRIALS
   Boeing Company                                       830              73,737
   Dover Corporation                                  1,480              72,550
   General Electric Company                           3,140             116,839
   Ingersoll-Rand Company                             1,205              47,152
   L-3 Communications Holdings Inc                      945              77,282
   Norfolk Southern Corporation                       1,380              69,400
   United Parcel Service - Class B                      970              72,731
                                                                ---------------
     TOTAL INDUSTRIALS: 13.4% .............................     $       529,691

CONSUMER STAPLES
   Pepsico, Incorporated                              1,080              67,554
   Procter & Gamble Company                           1,720             110,544
   Walgreen Company                                   1,660              76,177
   Wal-Mart Stores, Inc.                              1,610              74,350
                                                                ---------------
     TOTAL CONSUMER STAPLES: 8.3% .........................     $       328,625

CONSUMER DISCRETIONARY
   Best Buy Company, Incorporated                     1,420              69,850
   Comcast Corporation Class A Special*                 905              37,901
   Chipotle Mexican Grill, Inc.*                      1,525              86,925
   Coach, Inc.*                                       1,660              71,314
   Dick's Sporting Goods, Inc.*                       1,455              71,280
   Lowes Companies, Incorporated                      2,290              71,334
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 10.4% ..................     $       408,604

ENERGY
   Nabors Industries, Incorporated*                   2,380              70,876
   Schlumberger LTD                                     580              36,633
                                                                ---------------
     TOTAL ENERGY: 2.7% ...................................     $       107,509

FINANCIAL SERVICES
   American International Group, Inc.                 1,730             123,972
   Bank of New York Co., Inc.                         1,935              76,181
   Citigroup, Inc.                                    2,150             119,755
   CIT Group Inc.                                     1,370              76,405
   Merrill Lynch and Company, Inc.                      805              74,945
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 11.9% ......................     $       471,258


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
HEALTHCARE
   Allergan, Inc.                                       655              78,430
   Covance, Inc.*                                     1,191              70,162
   Gilead Sciences Inc.*                              1,845             119,796
   Hologic, Inc.*                                     1,490              70,447
   Novartis Ag-ADR**                                  1,820             104,541
   Roche Holdings Limited - ADR**                     1,655             147,957
   United Healthcare Corp.                            1,400              75,222
   Vertex Pharm*                                      2,155              80,640
   Wellpoint Inc.*                                    1,470             115,674
                                                                ---------------
     TOTAL HEALTHCARE: 21.9% ..............................     $       862,869

INFORMATION TECHNOLOGY
   Akamai Technologies*                               1,380              73,306
   Apple Computer, Incorporated*                        400              33,936
   Autodesk, Inc.*                                    1,850              74,851
   Broadcom Corp*                                     2,205              71,244
   Salesforce.Com, Inc.*                                960              34,992
   Cisco Systems, Inc.*                               2,715              74,201
   Google Inc. - Class A*                                65              29,931
   Intel Corporation                                  3,060              61,965
   Microsoft Corporation                              2,490              74,351
   Nokia Corporation ADR**                            3,600              73,152
   Netgear*                                           2,765              72,581
   Quality Systems*                                   2,230              83,112
   Seagate Technology                                 2,895              76,718
   Texas Instruments, Inc.                            2,510              72,288
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 23.0% ..................     $       906,628

TOTAL COMMON STOCKS: 93.4% ................................     $     3,687,926
   (Common Stock Identified Cost $3,399,120)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield *** ....................     $       246,704
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 6.2% .........................     $       246,704
       (Cash Equivalents Identified
         Cost $246,704)

TOTAL PORTFOLIO VALUE: 99.6% ..............................     $     3,934,630
   (Total Portfolio Identified Cost $3,645,824)

   Other Assets Less Liabilities: 0.4% ....................     $        14,577
                                                                ---------------
TOTAL NET ASSETS: 100.0% ..................................     $     3,949,207
                                                                ===============


    * Non-income producing security.
   ** American Depository Receipt.
  *** Variable rate security, the coupon rate shown represents the rate at December 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
JOHNSON EQUITY INCOME FUND      PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
MATERIALS
   Air Products And Chemicals, Inc.                   2,285             160,590
                                                                ---------------
     TOTAL MATERIALS: 1.8% ................................     $       160,590

INDUSTRIALS
   Danaher Corporation                                2,310             167,336
   Dover Corporation                                  3,330             163,237
   Emerson Electric Company                           3,710             163,574
   General Electric Company                           8,625             320,936
   L-3 Communications Holdings Inc                    1,995             163,151
   3M Company                                         3,140             244,700
                                                                ---------------
     TOTAL INDUSTRIALS: 14.1% .............................     $     1,222,934

TELECOM SERVICES
   Verizon Communications                             4,465             166,277
                                                                ---------------
     TOTAL TELECOM SERVICES: 1.9% .........................     $       166,277

CONSUMER STAPLES
   Cadbury Schweppes PLC**                            5,780             248,135
   Kellogg Company                                    3,355             167,951
   Kimberly-Clark Corporation                         2,455             166,817
   Pepsico, Incorporated                              2,600             162,630
   Procter & Gamble Company                           2,605             167,423
   Wal-Mart Stores, Inc.                              5,500             253,990
                                                                ---------------
     TOTAL CONSUMER STAPLES: 13.4% ........................     $     1,166,946

CONSUMER DISCRETIONARY
   Comcast Corporation Class A Special*               1,850              77,478
   Home Depot, Inc.                                   4,260             171,082
   Nike, Incorporated, Class B                        1,550             153,497
   Target Corporation                                 2,838             161,908
                                                                ---------------
     TOTAL CONSUMER DISCRETIONARY: 6.5% ...................     $       563,965

ENERGY
   Chesapeake Energy Corporation                      2,850              82,793
   ConocoPhillips                                     2,260             162,607
   Chevron Corporation                                4,455             327,576
   Exxon Mobil Corporation                            3,230             247,515
                                                                ---------------
     TOTAL ENERGY: 9.4% ...................................     $       820,491

FINANCIAL SERVICES
   American International Group, Inc.                 3,394             243,214
   Allstate Corporation                               2,500             162,775
   B B & T Corporation                                3,770             165,616
   Bank of New York Co., Inc.                         6,085             239,566
   Cincinnati Financial Corporation                   5,395             244,447
   Citigroup, Inc.                                    5,974             332,752
   U.S. Bancorp                                       4,340             157,065
                                                                ---------------
     TOTAL FINANCIAL SERVICES: 17.8% ......................     $     1,545,435


COMMON STOCKS                                        SHARES        DOLLAR VALUE
--------------------------------------------------------------------------------
HEALTHCARE
   Becton, Dickinson and Company                      1,140              79,971
   Bristol-Myers Squibb Company                       6,170             162,394
   Covance, Inc.*                                     1,335              78,645
   GlaxoSmithKline PLC - ADR**                        4,710             248,500
   Johnson & Johnson                                  2,475             163,399
   Novartis Ag-ADR**                                  4,245             243,833
   Roche Holdings Limited - ADR**                     1,795             160,473
   Wellpoint Inc.*                                    2,075             163,282
                                                                ---------------
     TOTAL HEALTHCARE: 15.0% ..............................     $     1,300,497

INFORMATION TECHNOLOGY
   Cisco Systems, Inc.*                               2,985              81,580
   Microsoft Corporation                              5,430             162,140
   Nokia Corporation -
     Sponsored ADR**                                  8,010             162,763
   Texas Instruments, Inc.                            5,700             164,160
                                                                ---------------
     TOTAL INFORMATION TECHNOLOGY: 6.6% ...................     $       570,643

UTILITIES
   Dominion Resources                                 1,775             148,816
   FPL Group, Incorporated                            3,005             163,532
   Southern Company                                   4,405             162,368
                                                                ---------------
     TOTAL UTILITIES: 5.5% ................................     $       474,716

TOTAL COMMON STOCKS: 92.0% ................................     $     7,992,494
   (Common Stock Identified Cost $7,400,185)

PREFERRED STOCKS
   Wells Fargo Capital Trust V
     7% Due 09/01/2031                                3,850              97,020
                                                                ---------------
     TOTAL PREFERRED STOCK: 1.1% ..........................     $        97,020
       (Preferred Stock Identified Cost $96,992)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 4.55% yield *** ....................     $       482,051
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 5.6% .........................     $       482,051
       (Cash Equivalents Identified
         Cost $482,051)

TOTAL PORTFOLIO VALUE: 98.7% ..............................     $     8,571,565
   (Total Portfolio Identified Cost $7,979,228)
   Other Assets Less Liabilities: 1.3% ....................     $       114,776
                                                                ---------------
TOTAL NET ASSETS: 100.0% ..................................     $     8,686,341
                                                                ===============


    * Non-income producing security.
   ** American Depository Receipt.
  *** Variable rate security, the coupon rate shown represents the rate at December 31, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND       PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

FIXED INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
BANK AND FINANCE
   American Express,
     4.875%, 7/15/13                              1,400,000           1,368,767
   American General Finance,
     8.125%, 8/15/09                                120,000             128,348
   American General Finance,
     5.750%, 3/15/07                              1,000,000           1,000,738
   Archstone Smith Operating
     Trust Notes, 5.000%, 8/15/07                   500,000             498,807
   Bank of America Subordinated,
     5.250%, 12/01/15                               400,000             394,766
   Bank of America Subordinated,
     5.420%, 3/15/17                                600,000             596,580
   Branch Banking & Trust
     Subordinated, 5.625%, 9/15/16                1,500,000           1,513,569
   Equity Residential Properties
     Notes 6.950% Due 3/02/11                       525,000             556,437
   Citigroup Incorporated
     Subordinated Notes,
     5.000%, 9/15/14                              1,500,000           1,466,902
   Bank One Corp., 9.875%,
     3/01/09                                        250,000             271,228
   Comerica Bank Subordinated
     Note, 6.875%, 3/01/08                          250,000             253,924
   Duke Realty LP, 3.500%, 11/01/07                 950,000             934,335
   Wachovia Corporation, 6.375%,
     1/15/09                                        820,000             838,432
   Wachovia Corporation, 6.400%,
     04/01/08                                       113,000             114,447
   Genworth Financial, 4.750%,
     6/15/09                                      1,000,000             990,753
   Legg Mason Senior Notes,
     6.750% , 7/02/08                               500,000             510,106
   Lincoln National Corporation
     Notes, 6.500%, 3/15/08                       1,000,000           1,009,963
   Morgan Stanley Notes, 5.050%,
     1/21/11                                      1,000,000             994,401
   Morgan Stanley Dean Witter
     Notes, 3.625%, 4/01/08                       1,000,000             980,058
   Morgan Stanley Subordinated
     Notes, 4.750%, 4/01/14                         500,000             478,784
   Wells Fargo Company
     Subordinated Notes, 4.950%,
     10/16/13                                     1,400,000           1,365,057
   Safeco Corp., 6.875%, 7/15/07                    255,000             257,220
   PNC Funding Corp., 6.875%,
     7/15/07                                        500,000             503,638
   JP Morgan and Company,
     7.125%, 5/15/07                                400,000             402,431
   Suntrust Bank, 6.500%, 1/15/08                   500,000             507,083
   US Bank NA Notes, 6.375%
     Due 8/01/11                                  1,400,000           1,462,891
   Wachovia Corporation
     Subordinated Notes,
     5.250%, 8/01/14                                800,000             791,475


FIXED INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
BANK AND FINANCE, CONTINUED
   US Bank NA Notes, 5.700%
     Due 12/15/08                                   566,000             571,372
   Weingarten Realty, 6.840%,
     11/17/07                                       700,000             707,366
                                                                ---------------
     TOTAL BANK AND FINANCE: 25.6% ........................     $    21,469,878

UNITED STATES GOVERNMENT
   AGENCY OBLIGATIONS (A)
   Federal Home Loan Bank,
     4.50%, 2/15/08                               2,000,000           1,985,534
   Federal Home Loan Bank,
     5.375%, 5/18/16                              1,250,000           1,286,306
   Federal Home Loan Mortgage
     Corp., 3.75%, 2/25/09                          475,000             463,227
   Federal Home Loan Mortgage
     Corp., 4.75%, 1/19/16                        2,000,000           1,970,020
   Federal Home Loan Mortgage
     Corp., 6.125%, 5/23/16                       3,000,000           3,021,483
   Federal National Mortgage
     Assoc., 4.200%, 5/04/09                      2,000,000           1,966,260
   Tennessee Valley Authority,
     5.625%, 01/18/11                             1,000,000           1,024,069
   Tennessee Valley Authority,
     6.000%, 3/15/13                              1,000,000           1,054,854
   Federal Farm Cr Bank, 5.45%,
     11/02/10                                     2,000,000           1,992,390
                                                                ---------------
     TOTAL UNITED STATES GOVERNMENT
       AGENCY OBLIGATIONS: 17.6% ..........................     $    14,764,143

UNITED STATES GOVERNMENT OBLIGATIONS
   United States Treasury Note,
     4.000%, 2/15/15                              2,500,000           2,382,325
   United States Treasury Note,
     4.3750%, 8/15/12                             1,250,000           1,232,422
   United States Treasury Bond,
     4.500%, 2/15/16                              2,500,000           2,460,940
   United States Treasury Note,
     4.125%, 5/15/15                              3,000,000           2,881,524
   United States Treasury Note,
     4.250%, 8/15/13                              2,500,000           2,438,087
   United States Treasury Note,
     4.75%, 5/15/14                               3,200,000           3,209,251
                                                                ---------------
     TOTAL UNITED STATES GOVERNMENT
       OBLIGATIONS: 17.4% .................................     $    14,604,549


--------------------------------------------------------------------------------
(a) Abbreviations:
FHLB:   Federal Home Loan Bank
FHLMC:  Federal Home Loan Mortgage Corporation
FNMA:   Federal National Mortgage Association
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND       PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

FIXED INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
INDUSTRIAL
   Danaher Corporation Notes,
     6.000%, 10/15/08                               500,000             503,940
   Dover Corp., 6.250%, 6/01/08                     500,000             505,867
   General Electric Capital Corp.,
     5.000%, 2/01/13                              2,500,000           2,475,453
   General Electric Capital Corp.,
     6.000%, 6/15/12                                600,000             621,821
   General Electric Capital Corp.
     FRN, 4.83945%,  5/30/08*                       500,000             496,921
   Hershey Foods, 6.95%, 8/15/12                  1,055,000           1,142,087
   Honeywell, Inc., 7.125%, 4/15/08                 400,000             408,097
   IBM Corp. 5.400%, 10/01/08                       500,000             502,434
   Kraft Foods, Inc., 5.250%, 6/1/07                750,000             749,488
   Lowes Companies, Inc., 8.250%,
     6/01/10                                        500,000             546,819
   McDonald's Corp., 5.950%,
     1/15/08                                        425,000             427,625
   Occidental Petroleum Debentures,
     10.125%, 9/15/09                               283,000             316,474
   Procter and Gamble Company
     Senior Notes, 4.950%, 8/15/14                2,340,000           2,288,857
   Target Corporation Notes,
     6.350%, 1/15/11                              1,000,000           1,041,504
   Wellpoint Incorporated, 3.500%,
     9/01/07                                        170,000             167,731
                                                                ---------------
     TOTAL INDUSTRIAL: 14.5% ..............................     $    12,195,118

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS -
   MORTGAGE BACKED SECURITIES (A)
   Freddie Mac 15 Year Gold, 7.000%,
     3/01/11                                         11,491              11,787
   Freddie Mac MBS ADJ. RATE,
     4.299%, 4/01/33                                962,580             957,374
   Freddie Mac GOLD MBS 5 YR,
     4.500%, 12/01/09                               679,691             672,130
   Freddie Mac MBS, 8.000%, 6/01/30                  14,563              15,308
   FHLMC, CMO Pool 2517
     Class VL 5.000%, 5/15/13                       321,470             320,944
   FHLMC, CMO Pool 2513
     Class VK 5.500%, 9/15/13                     1,372,432           1,375,845
   FHLMC, CMO Pool 2877
     Class AL 5.000%, 10/15/24                    2,500,000           2,374,363
   Freddie Mac CMO Series 2985
     Class GE 5.500%, 06/15/25                    1,000,000             972,723
   FHLMC, CMO Pool 3098
     Class KE, 5.500%, 09/15/34                   1,650,000           1,623,095


FIXED INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS -
   MORTGAGE BACKED SECURITIES (A), CONTINUED
   Fannie Mae MBS, Series 253300,
     7.500%, 5/01/20                                 21,700              22,665
   Fannie Mae 30 YR MBS, 6.000%,
     8/01/34                                      2,683,800           2,707,267
   Ginnie Mae Pool 781397,
     5.500%, 2/15/17                                300,926             302,519
   Ginnie Mae CMO Pool 2003-70
     Class TE, 5.500%, 2/20/33                    2,500,000           2,475,325
   Ginne Mae Pool 2658, 6.500%,
     10/20/28                                       150,218             154,057
   Ginnie Mae GNMA II Pool
     2945, 7.500%, 7/20/30                           31,612              32,876
   Ginnie Mae Pool 780400,
     7.000%, 12/15/25                                18,018              18,635
   Ginnie Mae Pool 780420,
     7.500%, 8/15/26                                  9,963              10,415
                                                                ---------------
     TOTAL GOVERNMENT AGENCY OBLIGATIONS -
       MORTGAGE BACKED SECURITIES: 16.8% ..................     $    14,047,328

UTILITY
   Alabama Power Company Senior
     Notes, 3.500%, 11/15/07                        400,000             393,673
   Georgia Power Company Senior
     Notes, 5.125%, 11/15/12                        275,000             271,917
   Bellsouth Communications,
     5.875%, 1/15/09                                500,000             504,790
   Florida Power & Light Group
     Capital, 7.375%, 6/01/09                       500,000             523,499
   Georgia Power Company, 5.250%,
     12/15/15                                     1,000,000             990,622
   Verizon Communications, 7.51%,
     4/01/09                                        600,000             626,084
   National Rural Utilities Collateral
     Trust, 4.375%, 10/01/10                      1,500,000           1,456,898
                                                                ---------------
     TOTAL UTILITY: 5.7% ..................................     $     4,767,483

TOTAL FIXED INCOME - BONDS: 97.6% .........................     $    81,848,499
   (Fixed Income Identified Cost $82,020,736)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund  4.55% yield **                                  935,752
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 1.1% .........................     $       935,752
     (Cash Equivalents Identified Cost $935,752)

TOTAL PORTFOLIO VALUE: 98.7% ..............................     $    82,784,251
   (Total Portfolio Identified Cost $82,956,488)

   Other Assets Less Liabilities: 1.3% ....................     $     1,054,613
                                                                ---------------
TOTAL NET ASSETS: 100.0% ..................................     $    83,838,864
                                                                ===============


** Variable rate security, the coupon rate shown represents the rate at December 31, 2006.

--------------------------------------------------------------------------------
(A) Abbreviations:
FHLB:   Federal Home Loan Bank
FHLMC:  Federal Home Loan Mortgage Corporation
FNMA:   Federal National Mortgage Association
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
GENERAL OBLIGATION - CITY
   Akron , OH, Refunding 12/1/12                    200,000             211,828
   Cincinnati, OH, General
     Obligation, 5.000%, 12/01/17                    75,000              81,273
   Columbus, OH, 12.375%, 2/15/07                    25,000              25,242
   Columbus, OH, Series 2, 5.00%,
     6/15/10                                        100,000             104,142
   Columbus, OH, Tax
     Increment Financing,
     (AMBAC Insured),
     4.900%, 12/01/11                               150,000             155,796
   Dayton, OH, General Obligation
     (AMBAC Insured), 4.450%,
     12/01/12                                       100,000             102,410
   Deerfield Township, OH,
     (MBIA Insured), 4.750%,
     12/01/10                                       100,000             104,007
   Gahanna , OH, (AMBAC Insured),
     5.000%, 12/01/18                               400,000             433,456
   Loveland, OH, (AMBAC Insured),
     4.900%, 12/01/08                               100,000             102,162
   Mentor, OH, General Obligation
     (MBIA Insured), 5.0000%,
     12/01/15                                       140,000             153,034
   Symmes Township, OH, 2.400%,
     12/01/07                                       110,000             107,338
   Youngstown, OH, (AMBAC
     Insured), 5.100%, 12/01/11                     100,000             106,413
                                                                ---------------
     TOTAL GENERAL OBLIGATION -
       CITY: 15.5% ........................................     $     1,687,101

GENERAL OBLIGATION - COUNTY
   Belmont County, OH
     (MBIA Insured), 4.500%,
     12/01/11                                       155,000             158,788
   Knox County, OH, 4.750%,
     12/01/09                                        60,000              61,271
   Portage County, OH,
     (MBIA Insured), 5.150%,
     12/01/07                                        75,000              76,041
                                                                ---------------
     TOTAL GENERAL OBLIGATION -
       COUNTY: 2.7% .......................................     $       296,100

GENERAL OBLIGATION - STATE
   State of Ohio, 4.000%, 6/15/10
     Common Schools - Series A                       60,000              60,693
   State of Ohio, 5.000%, 3/15/17
     Common Schools - Series C                      120,000             128,437
   State of Ohio Parks, 4.000%,
     2/01/13                                        175,000             177,830
   State of Ohio, 5.000%, 3/01/15                   385,000             413,197
   State of California, 4.000%,
     11/01/09                                       250,000             252,453

MUNICIPAL INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
GENERAL OBLIGATION - STATE, CONTINUED
   Ohio State Unlimited Common
     School Facilities, 4.500%,
     6/15/17                                        100,000             102,663
                                                                ---------------
     TOTAL GENERAL OBLIGATION -
       STATE: 10.4% .......................................     $     1,135,273

HIGHER EDUCATION
   Bowling Green State University,
     (FGIC Insured), 5.000%,
     6/01/08                                        155,000             157,928
   University of Akron
     OH Gen Receipts Vari Rate
     Note, 3.450%, 01/01/29                         250,000             250,000
   University of Cincinnati,
     Certificate of Participation,
     5.750%, 12/01/11                                25,000              27,327
                                                                ---------------
     TOTAL HIGHER EDUCATION: 4.0% .........................     $       435,255

HOSPITAL/HEALTH
   Hamilton County, OH, Hospital
     Children's Hospital Medical
     Center, (MBIA Insured),
     5.250%, 5/15/10                                100,000             103,898
   Hamilton County, OH, Hospital
     Children's Hospital Medical
     Center, Variable Rate,
     3.740%, 5/15/28                                150,000             150,000
   Lorain County, OH, Hospital
     Facility Rev., Catholic
     Healthcare Partners,
     (MBIA Insured), 6.000%, 9/01/07                 50,000              50,758
   Lorain County, OH, Revenue
     Bond, Catholic Healthcare
     Partners Project (AMBAC Insured),
     5.200%, 09/01/10                               100,000             104,978
   Montgomery County, OH Hospital
     (Prerefunded), 5.650%, 12/01/12                 35,000              36,904
   Montgomery County, OH Hospital
     (Prerefunded), 5.500%, 12/01/10                100,000             105,029
                                                                ---------------
     TOTAL HOSPITAL/HEALTH: 5.1% ..........................     $       551,567

REVENUE BONDS - ELECTRIC
   Cleveland Ohio Public Power System
     Revenue, 5.500% due 11/15/13                   100,000             108,079
   Hamilton, OH Electric,
     (FSA Insured), 3.60%, 10/15/10                 200,000             199,712
   Ohio Muni Generation
     Agency (AMBAC Insured),
     5.000%, 2/15/17                                325,000             348,052
                                                                ---------------
     TOTAL REVENUE BONDS -
       ELECTRIC: 6.0% .....................................     $       655,843


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
REVENUE BONDS - TRANSPORTATION
   Butler County, OH, Transportation
     Improvement, (FSA Insured),
     5.500%, 4/01/09                                100,000             104,232
                                                                ---------------
     TOTAL REVENUE BOND -
       TRANSPORTATION: 1.0% ...............................     $       104,232

REVENUE BONDS - WATER AND SEWER
   Butler, OH, Waterworks System,
     (FSA Insured), 4.400% 12/01/10                 100,000             102,011
   Cleveland, OH, Waterworks
     (FSA Insured), 5.250%, 1/01/10                 100,000             102,558
   Green County, OH Sewer System
     Revenue (AMBAC Insured)
     5.000%, 12/01/18                               145,000             157,128
   Cleveland, OH, Waterworks
     Revenue, Series G (MBIA
     Insured), 5.500%, 1/01/13                      150,000             159,180
   East Muskingum, OH Water District,
     Water Resource Revenue,
     (AMBAC Insured), 4.500%,
     12/01/12                                       200,000             209,428
   Montgomery County, OH, Solid
     Waste, (MBIA Insured),
     5.125%, 11/01/08                                50,000              50,513
   Nashville and Davidson, TN
     7.700%, 01/01/12                                25,000              28,076
                                                                ---------------
     TOTAL REVENUE BOND -
       WATER & SEWER: 7.4% ................................     $       808,894

SPECIAL OBLIGATION BONDS
   Cleveland Ohio Parking Facilities
     Revenue (FSA Insured), 4.000%,
     9/15/15                                        150,000             152,643
   Cleveland Ohio Non Tax Revenue
     Stadium Project (AMBAC
     Insured), 5.000%, 12/01/14                     400,000             434,500
                                                                ---------------
     TOTAL SPECIAL OBLIGATION
       BONDS: 5.4% ........................................     $       587,143

SCHOOL DISTRICT
   Cleveland, OH, Municipal School
     District, (FGIC Insured),
   5.000%, 12/01/20                                 140,000             147,976
   Columbus, OH, Linden Elementary
     Construction (FSA Insured),
     5.500%, 12/01/21                               100,000             107,358
   Dayton , OH, City School District,
     (FGIC Insured), 3.250%,
     12/01/10                                       100,000              97,974


MUNICIPAL INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
SCHOOL DISTRICT, CONTINUED
   Delaware, OH, City School District,
     GO (MBIA Insured), 5.000%,
     12/01/20                                       250,000             268,375
   Fairfield, OH, (FGIC Insured),
     0.000%, 12/01/11*                              100,000              83,370
   Girard, OH City School District
     (FSA Insured), 3.850%, 12/01/10                245,000             246,852
   Green Local, OH, (AMBAC
     Insured) Insured, 4.600%,
     12/01/11                                       100,000             101,775
   Kings Local, OH, 6.350%,
     12/01/12                                        15,000              16,990
   Kings Local, OH, 6.400%,
     12/01/13                                       150,000             173,397
   Chillicothe, OH City School District
     GO (FGIC Insured) 4.000%,
     12/01/18                                       300,000             299,145
   Loveland, OH, 4.400%, 12/01/08                   100,000             101,515
   Mason, OH City Schools (FGIC
     Insured) 5.000%, 12/01/15                      135,000             147,568
   Sycamore, OH, Community
     (AMBAC Insured), 4.600%,
     12/01/11                                       100,000             101,604
   Sycamore, OH, Community
     Unlimited, 5.375%, 12/01/13                    125,000             136,780
                                                                ---------------
     TOTAL SCHOOL DISTRICT: 18.7% .........................     $     2,030,679

SPECIAL ASSESSMENT BONDS
   Toledo-Lucas County Ohio Port
     Authority Crocker Park Public
     Improvement Project, 2.625%,
     Due 12/01/07                                   200,000             195,438
                                                                ---------------
     TOTAL SPECIAL ASSESSMENT BONDS: 1.8% .................     $       195,438

STATE AGENCY
   Ohio State Building Authority, Adult
     Correctional-Series A, 5.500%,
     10/01/10                                       100,000             105,792
   Ohio State Dept of Administrative
     Services Certificate of Participation
     (MBIA Insured), 5.000%,
     09/01/11                                       255,000             269,502
   Ohio State Building Authority,
     (AMBAC Insured), 5.375%,
     10/01/11                                       150,000             152,126
   Ohio State Building Authority,
     Juvenile Correction Facilities,
     4.375%, 10/01/12                               100,000             102,551
   Ohio State Building, 5.000%,
     10/01/14                                       420,000             454,675
   Ohio State Building Authority,
     Ohio Center For The Arts,
     5.450%, 10/01/07                               100,000             101,351

    * Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------

MUNICIPAL INCOME
SECURITIES - BONDS                                     FACE        DOLLAR VALUE
--------------------------------------------------------------------------------
STATE AGENCY, CONTINUED
   Ohio State Housing Finance
     Authority (GNMA Insured)
     Collateral, 5.100%, 9/01/17                    100,000             101,690
   State of Ohio Building Authority
     (FGIC Insured), 5.000%,
     10/01/17                                       420,000             462,139
   State of Ohio Parks and Recreation
     Bonds, 4.350%, 12/01/11                        100,000             102,415
   State of Ohio Parks and Recreation
     Capital Facilities, (FSA Insured)
     5.250%, 2/01/18                                315,000             345,347
   Ohio State Public Facilities
     Commission, (MBIA Insured),
     4.700%, 06/01/11                               100,000             101,536
                                                                ---------------
     TOTAL STATE AGENCY: 21.2% ............................     $     2,299,124

TOTAL FIXED INCOME -
   MUNICIPAL BONDS: 99.2% .................................     $    10,786,649
     (Municipal Bonds Identified Cost $10,640,884)

CASH EQUIVALENTS
   Federated Ohio Municipal Cash Trust
     3.39% yield**                                                       11,768
                                                                ---------------
     TOTAL CASH EQUIVALENTS: 0.1% .........................     $        11,768
       (Cash Identified Cost $11,768)

TOTAL PORTFOLIO VALUE: 99.3% ..............................     $    10,798,417
   (Total Portfolio Identified Cost $10,652,652)

   Other Assets Less Liabilities: 0.7% ....................     $        74,691
                                                                ---------------
TOTAL NET ASSETS: 100.0% ..................................     $    10,873,108
                                                                ===============


** Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  STOCK FUNDS
                                                  -------------------------------------------------------------------------
                                                                                                 DISCIPLINED    DISCIPLINED
                                                     GROWTH        OPPORTUNITY       REALTY        SMALL CO.      LARGE CO.
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------    ------------   ------------   -----------
ASSETS:
   Investment Securities at Market Value*         $ 52,730,755    $ 87,868,239   $  21,885,966   $ 13,371,177   $ 9,588,008
   Dividends and Interest Receivable              $     58,255    $     64,562   $     113,991   $     15,124   $     9,061
   Fund Shares Sold Receivable                    $      4,007    $     65,540   $         710   $      9,500   $    10,000
                                                  ------------    ------------    ------------   ------------   -----------
       TOTAL ASSETS ...........................   $ 52,793,017    $ 87,998,341   $  22,000,667   $ 13,395,801   $ 9,607,069

LIABILITIES:
   Accrued Management Fees                        $     42,217    $     72,894   $      17,720   $      6,465   $     7,726
   Securities Purchased Payable                   $          0    $          0   $           0   $  2,794,664   $         0
   Fund Shares Redeemed Payable                   $    115,174    $    195,463   $      35,000   $          0   $         0
                                                  ------------    ------------    ------------   ------------   -----------
       TOTAL LIABILITIES ......................   $    157,391    $    268,357   $      52,720   $  2,801,129   $     7,726

NET ASSETS ....................................   $ 52,635,626    $ 87,729,984   $  21,947,947   $ 10,594,672   $ 9,599,343


NET ASSETS CONSIST OF:
   Paid in Capital (see accompanying note #2)     $ 44,070,496    $ 71,192,282   $  10,480,180   $  9,886,077   $ 9,122,530
   Undistributed Net Investment Income (Loss)     $        112    $      1,205   $           0   $          0   $       160
   Undistributed Net Realized Gain
     (Loss) from Security Transactions            $        225    $        348   $      (3,923)  $    (63,465)  $   (43,212)
   Net Unrealized Gain (Loss) on Investments      $  8,564,793    $ 16,536,149   $  11,471,690   $    772,060   $   519,865
                                                  ------------    ------------    ------------   ------------   -----------

NET ASSETS ....................................   $ 52,635,626    $ 87,729,984   $  21,947,947   $ 10,594,672   $ 9,599,343

Shares Outstanding
   (Unlimited Amount Authorized)                     1,973,645       2,755,866         933,936        604,564       589,396

OFFERING, REDEMPTION AND NET ASSET VALUE
   PER SHARE ..................................   $      26.67    $      31.83   $       23.50   $      17.52   $     16.29

*Identified Cost of Securities ................   $ 44,165,962    $ 71,332,090   $  10,414,276   $ 12,599,117   $ 9,068,143


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

                                                          STOCK FUNDS                                     BOND FUNDS
                                                  ----------------------------                   --------------------------
                                                     DYNAMIC         EQUITY                          FIXED        MUNICIPAL
                                                     GROWTH          INCOME                         INCOME         INCOME
                                                      FUND            FUND                           FUND           FUND
                                                  ------------    ------------                   ------------   -----------
ASSETS:
   Investment Securities at Market Value*         $  3,934,630    $  8,571,565                   $ 82,784,251   $10,798,417
   Dividends and Interest Receivable              $      2,535    $     13,967                   $  1,044,435   $    85,687
   Fund Shares Sold Receivable                    $     15,000    $    107,000                   $     76,440   $         0
                                                  ------------    ------------                   ------------   -----------
       TOTAL ASSETS ...........................   $  3,952,165    $  8,692,532                   $ 83,905,126   $10,884,104

LIABILITIES:
   Accrued Management Fees                        $      2,958    $      6,191                   $     59,037   $     5,996
   Fund Shares Redeemed Payable                   $          0    $          0                   $      7,225   $     5,000
                                                  ------------    ------------                   ------------   -----------
       TOTAL LIABILITIES ......................   $      2,958    $      6,191                   $     66,262   $    10,996

NET ASSETS ....................................   $  3,949,207    $  8,686,341                   $ 83,838,864   $10,873,108

NET ASSETS CONSIST OF:
   Paid in Capital (see accompanying note #2)     $  3,686,176    $  8,081,470                   $ 84,034,478   $10,761,236
   Undistributed Net Investment Income (Loss)     $        127    $        272                   $        548   $         0
   Undistributed Net Realized Gain
     (Loss) from Security Transactions            $    (25,902)   $     12,262                   $    (23,925)  $   (33,892)
   Net Unrealized Gain (Loss) on Investments      $    288,806    $    592,337                   $   (172,237)  $   145,764
                                                  ------------    ------------                   ------------   -----------

NET ASSETS ....................................   $  3,949,207    $  8,686,341                   $ 83,838,864   $10,873,108

Shares Outstanding
   (Unlimited Amount Authorized)                       234,945         496,086                      5,311,258       683,362

OFFERING, REDEMPTION AND NET ASSET VALUE
   PER SHARE ..................................   $      16.81    $      17.51                   $      15.79   $     15.91

*Identified Cost of Securities ................   $  3,645,824    $  7,979,228                   $ 82,956,488   $10,652,652


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                   STOCK FUNDS
                                                  -------------------------------------------------------------------------
                                                                                                  DISCIPLINED   DISCIPLINED
                                                     GROWTH       OPPORTUNITY        REALTY        SMALL CO.      LARGE CO.
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------    ------------   ------------   -----------
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    12/31/06        12/31/06        12/31/06       12/31/06       12/31/06
                                                  ------------    ------------    ------------   ------------   -----------
INVESTMENT INCOME:
   Interest                                       $     21,148    $     18,599   $       8,250   $      5,582   $     7,482
   Dividends                                      $    829,011    $  1,216,487   $     534,272   $     46,630   $    99,601
                                                  ------------    ------------    ------------   ------------   -----------
     TOTAL INVESTMENT INCOME ..................   $    850,159    $  1,235,086   $     542,522   $     52,212   $   107,083

EXPENSES:
   Gross Management Fee                           $    520,579    $    929,946   $     197,692   $     65,741   $    81,582
                                                  ------------    ------------    ------------   ------------   -----------
     TOTAL EXPENSES ...........................   $    520,579    $    929,946   $     197,692   $     65,741   $    81,582
   Management Fee Waiver
     (See accompanying note #3)                   $    (26,029)   $    (46,497)  $      (9,885)  $     (6,908)  $    (8,286)
                                                  ------------    ------------    ------------   ------------   -----------
     NET EXPENSES .............................   $    494,550    $    883,449   $     187,807   $     58,833   $    73,296

NET INVESTMENT INCOME (LOSS)                      $    355,609    $    351,637   $     354,715   $     (6,621)  $    33,787

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from
     Security Transactions                        $  3,000,324    $ 10,885,635   $   1,113,160   $    (63,465)  $   (43,212)
   Net Unrealized Gain (Loss)
     on Investments                               $  2,530,671    $   (843,348)  $   4,165,053   $    772,060   $   519,865
                                                  ------------    ------------    ------------   ------------   -----------

NET GAIN (LOSS) ON INVESTMENTS ................   $  5,530,995    $ 10,042,287   $   5,278,213   $    708,595   $   476,653

NET INCREASE (DECREASE) IN ASSETS
   FROM OPERATIONS ............................   $  5,886,604    $ 10,393,924   $   5,632,928   $    701,974   $   510,440


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS, CONTINUED

                                                                           STOCK FUNDS                   BOND FUNDS
                                                                  ---------------------------   ---------------------------
                                                                      DYNAMIC       EQUITY           FIXED        MUNICIPAL
                                                                      GROWTH        INCOME          INCOME         INCOME
                                                                       FUND          FUND            FUND           FUND
                                                                  ------------   ------------   ------------    -----------
                                                                    YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                     12/31/06      12/31/06        12/31/06       12/31/06
                                                                  ------------   ------------   ------------    -----------
INVESTMENT INCOME:
   Interest                                                       $      5,273   $     10,889   $  3,645,302    $   412,384
   Dividends                                                      $     18,724   $     86,996   $     54,866    $         0
                                                                  ------------   ------------   ------------    -----------
     TOTAL INVESTMENT INCOME ...................................  $     23,997   $     97,885   $  3,700,168    $   412,384

EXPENSES:
   Gross Management Fee                                           $     23,741   $     40,612   $    749,948    $   102,705
                                                                  ------------   ------------   ------------    -----------
     TOTAL EXPENSES ............................................  $     23,741   $     40,612   $    749,948    $   102,705
   Management Fee Waiver
     (See accompanying note #3)                                   $     (2,628)  $     (4,599)  $   (112,492)   $   (35,947)
                                                                  ------------   ------------   ------------    -----------
     NET EXPENSES                                                 $     21,113   $     36,013   $    637,456    $    66,758

NET INVESTMENT INCOME (LOSS) ...................................  $      2,884   $     61,872   $  3,062,712    $   345,626

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from
     Security Transactions                                        $    (25,902)  $     17,867   $    (23,925)   $    (1,855)
   Net Unrealized Gain (Loss)
     on Investments                                               $    288,806   $    592,337   $   (222,488)   $    (6,223)
                                                                  ------------   ------------   ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS .................................  $    262,904   $    610,204   $   (246,413)   $    (8,078)

NET INCREASE (DECREASE) IN ASSETS
   FROM OPERATIONS .............................................  $    265,788   $    672,076   $  2,816,299    $   337,548

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          STOCK FUNDS
                                    ---------------------------------------------------------------------------------------
                                             GROWTH FUND                OPPORTUNITY FUND                 REALTY FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                      12/31/06       12/31/05        12/31/06      12/31/05        12/31/06       12/31/05
                                    ---------------------------   ---------------------------   ---------------------------
OPERATIONS:
   Net Investment Income            $    355,609   $    292,054   $    351,637   $    446,394   $    354,715    $   430,833
   Net Realized Gain (Loss)
     from Security Transactions     $  3,000,324   $  2,037,422   $ 10,885,635   $ 11,002,646   $  1,113,160    $ 1,155,028
   Net Unrealized Gain (Loss)
     on Investments                 $  2,530,671   $   (455,831)  $   (843,348)  $ (1,562,469)  $  4,165,053    $    82,895
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ....  $  5,886,604   $  1,873,645   $ 10,393,924   $  9,886,571   $  5,632,928    $ 1,668,756

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $   (355,497)  $   (291,833)  $   (351,099)  $   (445,767)  $   (354,757)   $  (430,741)
   Net Realized Gain from
     Security Transactions          $ (3,000,099)  $   (360,500)  $(10,885,287)  $(11,002,679)  $ (1,113,052)   $(1,155,056)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET (DECREASE) IN ASSETS
       FROM DISTRIBUTIONS ........  $ (3,355,596)  $   (652,333)  $(11,236,386)  $(11,448,446)  $ (1,467,809)   $(1,585,797)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  3,427,968   $  6,630,571   $  5,179,356   $  7,966,503   $    970,709    $   887,959
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $  3,256,945   $    584,670   $ 10,994,904   $ 11,139,249   $  1,209,153    $ 1,269,731
   Cost of Shares Redeemed          $ (9,419,656)  $ (5,756,236)  $(20,292,223)  $ (8,708,510)  $ (2,117,162)   $(3,948,556)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $ (2,734,743)  $  1,459,005   $ (4,117,963)  $ 10,397,242   $     62,700    $(1,790,866)

NET CHANGE IN NET ASSETS .........  $   (203,735)  $  2,680,317   $ (4,960,425)  $  8,835,367   $  4,227,819    $(1,707,907)

Net Assets at Beginning
  of Period ......................  $ 52,839,361   $ 50,159,044   $ 92,690,409   $ 83,855,042   $ 17,720,128    $19,428,035
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ......  $ 52,635,626   $ 52,839,361   $ 87,729,984   $ 92,690,409   $ 21,947,947    $17,720,128
                                    ============   ============   ============   ============   ============    ===========

   Including accumulated            $        112   $         --   $      1,205   $         --   $         --    $        --
     undistributed net investment
     income of

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

                                                                         STOCK FUNDS
                                    ---------------------------------------------------------------------------------------
                                         DISCIPLINED SMALL             DISCIPLINED LARGE                  DYNAMIC
                                            COMPANY FUND                  COMPANY FUND                   GROWTH FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED    PERIOD ENDED     YEAR ENDED   PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                      12/31/06       12/31/05*       12/31/06      12/31/05*       12/31/06       12/31/05*
                                    ---------------------------   ---------------------------   ---------------------------
OPERATIONS:
   Net Investment Income (Loss)     $     (6,621)  $          0   $     33,787   $          0   $      2,884    $         0
   Net Realized Gain (Loss)
     from Security Transactions     $    (63,465)  $          0   $    (43,212)  $          0   $    (25,902)   $         0
   Net Unrealized Gain (Loss)
     on Investments                 $    772,060   $          0   $    519,865   $          0   $    288,806    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
   NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ....  $    701,974   $          0   $    510,440   $          0   $    265,788    $         0

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $          0   $          0   $    (33,627)  $          0   $     (2,757)   $         0
   Net Realized Gain from
     Security Transactions          $          0   $          0   $          0   $          0   $          0    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET (DECREASE) IN ASSETS
       FROM DISTRIBUTIONS ........  $          0   $          0   $    (33,627)  $          0   $     (2,757)   $         0

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  6,628,647   $  3,507,551   $  5,544,642   $  3,719,665   $  4,055,328    $    98,497
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $          0   $          0   $      6,398   $          0   $      1,796    $         0
   Cost of Shares Redeemed          $   (243,500)  $          0   $   (148,175)  $          0   $   (469,445)   $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $  6,385,147   $  3,507,551   $  5,402,865   $  3,719,665   $  3,587,679    $    98,497

NET CHANGE IN NET ASSETS .........  $  7,087,121   $  3,507,551   $  5,879,678   $  3,719,665   $  3,850,710    $    98,497

Net Assets at Beginning
   of Period .....................  $  3,507,551   $          0   $  3,719,665   $          0   $     98,497    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
NET ASSETS AT END OF PERIOD ......  $ 10,594,672   $  3,507,551   $  9,599,343   $  3,719,665   $  3,949,207    $    98,497
                                    ============   ============   ============   ============   ============    ===========

   Including accumulated            $         --   $         --   $        160   $         --   $        127    $        --
     undistributed net investment
     income of

    * Commencement Date December 30, 2005


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

                                             STOCK FUNDS                                 BOND FUNDS
                                    ---------------------------   ---------------------------------------------------------
                                         EQUITY INCOME FUND             FIXED INCOME FUND           MUNICIPAL INCOME FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     YEAR ENDED    PERIOD ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                      12/31/06       12/31/05*       12/31/06      12/31/05        12/31/06       12/31/05
                                    ---------------------------   ---------------------------   ---------------------------
OPERATIONS:
   Net Investment Income            $     61,872   $          0   $  3,062,712   $  2,188,477   $    345,626    $   317,925
   Net Realized Gain (Loss)
     from Security Transactions     $     17,867   $          0   $    (23,925)  $    103,824   $     (1,855)   $    (3,261)
   Net Unrealized Gain (Loss)
     on Investments                 $    592,337   $          0   $   (222,488)  $   (961,506)  $     (6,223)   $  (188,435)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS ....  $    672,076   $          0   $  2,816,299   $  1,330,795   $    337,548    $   126,229

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $    (61,600)  $          0   $ (3,062,164)  $ (2,188,703)  $   (345,937)   $  (317,716)
   Net Realized Gain from
     Security Transactions          $     (5,605)  $          0   $          0   $   (103,734)  $          0    $         0
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM
       DISTRIBUTIONS .............  $    (67,205)  $          0   $ (3,062,164)  $ (2,292,437)  $   (345,937)   $  (317,716)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  8,280,370   $     98,008   $ 23,183,620   $ 20,902,169   $  2,084,286    $ 2,138,645
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $     40,460   $          0   $    785,548   $    785,865   $     29,553    $    30,283
   Cost of Shares Redeemed          $   (337,368)  $          0   $ (8,912,003)  $ (7,086,387)  $   (743,112)   $(1,607,287)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $  7,983,462   $     98,008   $ 15,057,165   $ 14,601,647   $  1,370,727    $   561,641

NET CHANGE IN NET ASSETS .........  $  8,588,333   $     98,008   $ 14,811,300   $ 13,640,005   $  1,362,338    $   370,154

Net Assets at Beginning
   of Period .....................  $     98,008   $          0   $ 69,027,564   $ 55,387,559   $  9,510,770    $ 9,140,616
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ......  $  8,686,341   $     98,008   $ 83,838,864   $ 69,027,564   $ 10,873,108    $ 9,510,770
                                    ============   ============   ============   ============   ============    ===========

Including accumulated               $        272   $         --   $        548   $         --   $         --    $       294
   undistributed net investment
   income of

    * Commencement Date December 30, 2005

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON GROWTH FUND
--------------------------------------------------------------------------------


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE GROWTH FUND:

                                                                                      YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------------
                                                                  2006             2005          2004          2003        2002
                                                               ----------       ---------     ---------     ---------    --------
Net Asset Value Beginning of Period .......................    $    25.43       $   24.81     $   22.50     $   18.50    $  25.58

OPERATIONS:
   Net Investment Income                                       $     0.19       $    0.14     $    0.16     $    0.11    $   0.07
   Net Gains (Losses) on Securities (Realized & Unrealized)    $     2.86       $    0.80     $    2.32     $    4.00    $  (7.08)
                                                               ----------       ---------     ---------     ---------    --------
TOTAL OPERATIONS ..........................................    $     3.05       $    0.94     $    2.48     $    4.11    $  (7.01)

DISTRIBUTIONS:
   Dividends from Net Investment Income                        $    (0.19)      $   (0.14)    $   (0.17)    $   (0.11)   $  (0.07)
   Distributions from Net Realized Capital Gains               $    (1.62)      $   (0.18)    $    0.00     $    0.00    $   0.00
                                                               ----------       ---------     ---------     ---------    --------
TOTAL DISTRIBUTIONS .......................................    $    (1.81)      $   (0.32)    $   (0.17)    $   (0.11)   $  (0.07)
Net Asset Value End of Period .............................    $    26.67       $   25.43     $   24.81     $   22.50    $  18.50
TOTAL RETURN (a) ..........................................         11.94%           3.78%        11.04%        22.21%     (27.42%)
Net Assets, End of Period (Millions) ......................    $    52.64       $   52.83     $   50.16     $   48.75    $  41.16

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................          1.00%           1.00%         1.00%         1.00%       1.00%
      Average Net Assets after Waiver .....................          0.95%           0.95%         0.95%         0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................          0.63%           0.52%         0.62%         0.49%       0.25%
      Average Net Assets after Waiver .....................          0.68%           0.57%         0.67%         0.54%       0.30%
Portfolio Turnover Rate ...................................         66.18%          48.25%        60.39%        64.36%      49.39%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    JOHNSON OPPORTUNITY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE OPPORTUNITY FUND:

                                                                                       YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------------
                                                                  2006            2005           2004          2003        2002
                                                               ----------       ---------     ---------     ---------    --------
Net Asset Value Beginning of Period .......................    $    32.53       $   33.14     $   30.12     $   22.37    $  28.53

OPERATIONS:
   Net Investment Income                                       $     0.15       $    0.18     $    0.05     $    0.03    $   0.05
   Net Gains (Losses) on Securities (Realized & Unrealized)    $     3.80       $    3.78     $    6.10     $    7.75    $  (6.16)
                                                               ----------       ---------     ---------     ---------    --------
TOTAL OPERATIONS ..........................................    $     3.95       $    3.96     $    6.15     $    7.78    $  (6.11)

DISTRIBUTIONS:
   Dividends from Net Investment Income                        $    (0.15)      $   (0.18)    $   (0.08)    $   (0.03)   $  (0.05)
   Distributions from Net Realized Capital Gains               $    (4.50)      $   (4.39)    $   (3.05)    $    0.00    $   0.00
                                                               ----------       ---------     ---------     ---------    --------
TOTAL DISTRIBUTIONS .......................................    $    (4.65)      $   (4.57)    $   (3.13)    $   (0.03)   $  (0.05)
Net Asset Value End of Period .............................    $    31.83       $   32.53     $   33.14     $   30.12    $  22.37
TOTAL RETURN (a) ..........................................         12.02%          11.90%        20.42%        34.78%     (21.42%)
Net Assets, End of Period (Millions) ......................    $    87.73       $   92.69     $   83.86     $   73.53    $  55.26

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................          1.00%           1.00%         1.00%         1.00%       1.00%
      Average Net Assets after Waiver .....................          0.95%           0.95%         0.95%         0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................          0.33%           0.47%         0.10%         0.07%       0.13%
      Average Net Assets after Waiver .....................          0.38%           0.52%         0.15%         0.12%       0.18%
Portfolio Turnover Rate ...................................         91.16%          89.43%        81.33%       164.84%      61.32%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON REALTY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE REALTY FUND:

                                                                                     YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------------
                                                                  2006            2005           2004          2003         2002
                                                               ----------       ---------     ---------     ---------    --------
Net Asset Value Beginning of Period .......................    $    18.94       $   18.72     $   16.36     $   12.67    $  12.83

OPERATIONS:
   Net Investment Income                                       $     0.39       $    0.47     $    0.63     $    0.72    $   0.63
   Net Return of Capital                                       $     0.30       $    0.27     $    0.18     $    0.19    $   0.07
   Net Gains (Losses) on Securities (Realized & Unrealized)    $     5.51       $    1.28     $    4.38     $    3.50    $  (0.22)
                                                               ----------       ---------     ---------     ---------    --------
Total Operations ..........................................    $     6.20       $    2.02     $    5.19     $    4.41    $   0.48

DISTRIBUTIONS:
   Dividends from Net Investment Income                        $    (0.39)      $   (0.47)    $   (0.62)    $   (0.72)   $  (0.63)
   Distributions from Return of Capital                        $     0.00       $    0.00     $    0.00     $    0.00    $   0.00
   Distributions from Net Realized Capital Gains               $    (1.25)      $   (1.33)    $   (2.21)    $    0.00    $   0.00
                                                               ----------       ---------     ---------     ---------    --------
TOTAL DISTRIBUTIONS                                            $    (1.64)      $   (1.80)    $   (2.83)    $   (0.72)   $  (0.63)
Net Asset Value End of Period .............................    $    23.50       $   18.94     $   18.72     $   16.36    $  12.67
TOTAL RETURN (a) ..........................................         33.06%          10.95%        32.40%        34.23%       3.50%
Net Assets, End of Period (Millions) ......................    $    21.95       $   17.72     $   19.43     $   23.01    $  16.30

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................          1.00%           1.00%         1.00%         1.00%       1.00%
      Average Net Assets after Waiver .....................          0.95%           0.95%         0.95%         0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................          1.74%           2.41%         3.31%         3.88%       5.05%
      Average Net Assets after Waiver .....................          1.79%           2.46%         3.36%         3.93%       5.10%
Portfolio Turnover Rate ...................................         10.49%           4.89%        24.88%        24.93%      11.77%

--------------------------------------------------------------------------------
(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                      JOHNSON DISCIPLINED SMALL COMPANY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DISCIPLINED SMALL COMPANY FUND:

                                                                                                       PERIOD ENDED DECEMBER 31
                                                                                                       ------------------------
                                                                                                           2006         2005*
                                                                                                         --------      -------
Net Asset Value Beginning of Period ..................................................................   $  15.00      $  0.00

OPERATIONS:
   Net Investment Income                                                                                 $   0.00      $  0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                                              $   2.52      $  0.00
                                                                                                         --------      -------
TOTAL OPERATIONS .....................................................................................   $   2.52      $  0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                                                  $   0.00      $  0.00
   Distributions from Net Realized Capital Gains                                                         $   0.00      $  0.00
                                                                                                         --------      -------
TOTAL DISTRIBUTIONS ..................................................................................   $   0.00      $  0.00
Net Asset Value End of Period ........................................................................   $  17.52      $ 15.00
TOTAL RETURN (a) .....................................................................................      16.80%        0.00%
Net Assets, End of Period (Millions) .................................................................   $  10.59      $  3.51

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...............................................................       1.00%        0.00%
      Average Net Assets after Waiver ................................................................       0.89%        0.00%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets before Waiver ...............................................................      (0.21%)       0.00%
      Average Net Assets after Waiver ................................................................      (0.10%)       0.00%
Portfolio Turnover Rate ..............................................................................      87.93%        0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. In addition, during 2006 the adviser voluntarily waived additional amounts (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                      JOHNSON DISCIPLINED LARGE COMPANY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DISCIPLINED LARGE COMPANY FUND:

                                                                                                       PERIOD ENDED DECEMBER 31
                                                                                                       ------------------------
                                                                                                           2006         2005*
                                                                                                         --------      -------
Net Asset Value Beginning of Period ..................................................................   $  15.00      $  0.00

OPERATIONS:
   Net Investment Income                                                                                 $   0.06      $  0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                                              $   1.29      $  0.00
                                                                                                         --------      -------
TOTAL OPERATIONS .....................................................................................   $   1.35      $  0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                                                  $  (0.06)     $  0.00
   Distributions from Net Realized Capital Gains                                                         $   0.00      $  0.00
                                                                                                         --------      -------
TOTAL DISTRIBUTIONS ..................................................................................   $  (0.06)     $  0.00
Net Asset Value End of Period ........................................................................   $  16.29      $ 15.00
TOTAL RETURN (a) .....................................................................................       8.98%        0.00%
Net Assets, End of Period (Millions) .................................................................   $   9.60      $  3.72

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...............................................................       1.00%        0.00%
      Average Net Assets after Waiver ................................................................       0.90%        0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...............................................................       0.31%        0.00%
      Average Net Assets after Waiver ................................................................       0.41%        0.00%
Portfolio Turnover Rate ..............................................................................      58.83%        0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. In addition, during 2006 the adviser voluntarily waived additional amounts (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                 JOHNSON DYNAMIC GROWTH FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE DYNAMIC GROWTH FUND:

                                                                                                       PERIOD ENDED DECEMBER 31
                                                                                                       ------------------------
                                                                                                           2006         2005*
                                                                                                         --------      -------
Net Asset Value Beginning of Period ..................................................................   $  15.00      $  0.00

OPERATIONS:
   Net Investment Income                                                                                 $   0.01      $  0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                                              $   1.81      $  0.00
                                                                                                         --------      -------
Total Operations .....................................................................................   $   1.82      $  0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                                                  $  (0.01)     $  0.00
   Distributions from Net Realized Capital Gains                                                         $   0.00      $  0.00
                                                                                                         --------      -------
TOTAL DISTRIBUTIONS ..................................................................................   $  (0.01)     $  0.00
Net Asset Value End of Period ........................................................................   $  16.81      $ 15.00
TOTAL RETURN (a) .....................................................................................      12.15%        0.00%
Net Assets, End of Period (Millions) .................................................................   $   3.95      $  0.10

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...............................................................       1.00%        0.00%
      Average Net Assets after Waiver ................................................................       0.89%        0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...............................................................       0.01%        0.00%
      Average Net Assets after Waiver ................................................................       0.12%        0.00%
Portfolio Turnover Rate ..............................................................................      60.98%        0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. In addition, during 2006 the adviser voluntarily waived additional amounts (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                  JOHNSON EQUITY INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE EQUITY INCOME FUND:

                                                                                                      PERIOD ENDED DECEMBER 31
                                                                                                       ------------------------
                                                                                                           2006         2005*
                                                                                                         --------      -------
Net Asset Value Beginning of Period ..................................................................   $  15.00      $  0.00

OPERATIONS:
   Net Investment Income                                                                                 $   0.13      $  0.00
   Net Gains (Losses) on Securities (Realized & Unrealized)                                              $   2.52      $  0.00
                                                                                                         --------      -------
TOTAL OPERATIONS .....................................................................................   $   2.65      $  0.00

DISTRIBUTIONS:
   Dividends from Net Investment Income                                                                  $  (0.13)     $  0.00
   Distributions from Net Realized Capital Gains                                                         $  (0.01)     $  0.00
                                                                                                         --------      -------
TOTAL DISTRIBUTIONS ..................................................................................   $  (0.14)     $  0.00
Net Asset Value End of Period ........................................................................   $  17.51      $ 15.00
TOTAL RETURN (a) .....................................................................................      17.65%        0.00%
Net Assets, End of Period (Millions) .................................................................   $   8.69      $  0.10

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ...............................................................       1.00%        0.00%
      Average Net Assets after Waiver ................................................................       0.89%        0.00%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ...............................................................       1.41%        0.00%
      Average Net Assets after Waiver ................................................................       1.52%        0.00%
Portfolio Turnover Rate ..............................................................................      39.41%        0.00%

--------------------------------------------------------------------------------
*    Commencement Date December 30, 2005

(1) In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. In addition, during 2006 the adviser voluntarily waived additional amounts (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   JOHNSON FIXED INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE FIXED INCOME FUND:

                                                                                     YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------------
                                                                  2006            2005           2004          2003         2002
                                                               ----------       ---------     ---------     ---------    --------
Net Asset Value Beginning of Period .......................    $    15.85       $   16.08     $   16.32     $   16.43    $  15.60

OPERATIONS:
   Net Investment Income                                       $     0.63       $    0.55     $    0.57     $    0.67    $   0.72
   Net Gains (Losses) on Securities (Realized & Unrealized)    $    (0.06)      $   (0.20)    $   (0.21)    $   (0.11)   $   0.83
                                                               ----------       ---------     ---------     ---------    --------
TOTAL OPERATIONS ..........................................    $     0.57       $    0.35     $    0.36     $    0.56    $   1.55

DISTRIBUTIONS:
   Dividends from Net Investment Income                        $    (0.63)      $   (0.55)    $   (0.57)    $   (0.67)   $  (0.72)
   Distributions from Net Realized Capital Gains               $     0.00       $   (0.02)    $   (0.03)    $    0.00    $   0.00
                                                               ----------       ---------     ---------     ---------    --------
TOTAL DISTRIBUTIONS .......................................    $    (0.63)      $   (0.58)    $   (0.60)    $   (0.67)   $  (0.72)
Net Asset Value End of Period .............................    $    15.79       $   15.85     $   16.08     $   16.32    $  16.43
TOTAL RETURN (a) ..........................................          3.71%          2.19%          2.22%         3.44%      10.16%
Net Assets, End of Period (Millions) ......................    $    83.84       $   69.02     $   55.39     $   49.21    $  45.97

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................          1.00%          1.00%          1.00%         1.00%       1.00%
      Average Net Assets after Waiver .....................          0.85%          0.85%          0.85%         0.85%       0.85%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................          3.93%          3.41%          3.36%         3.92%       4.44%
      Average Net Assets after Waiver .....................          4.08%          3.56%          3.51%         4.07%       4.59%
Portfolio Turnover Rate ...................................         35.70%         32.79%         36.54%        31.03%      32.03%

--------------------------------------------------------------------------------
(1) The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE MUNICIPAL INCOME FUND:

                                                                                     YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------------
                                                                  2006            2005           2004          2003         2002
                                                               ----------       ---------     ---------     ---------    --------
Net Asset Value Beginning of Period .......................    $    15.92       $   16.25     $   16.49     $   16.61    $  15.90

OPERATIONS:
   Net Investment Income                                       $     0.53       $    0.54     $    0.51     $    0.56    $   0.58
   Net Gains (Losses) on Securities (Realized & Unrealized)    $    (0.01)      $   (0.33)    $   (0.23)    $   (0.12)   $   0.71
                                                               ----------       ---------     ---------     ---------    --------
TOTAL OPERATIONS ..........................................    $     0.52       $    0.21     $    0.28     $    0.44    $   1.29

DISTRIBUTIONS:
   Dividends from Net Investment Income (1)                    $    (0.53)      $   (0.54)    $   (0.52)    $   (0.56)   $  (0.58)
   Distributions from Net Realized Capital Gains               $     0.00       $    0.00     $    0.00     $    0.00    $   0.00
                                                               ----------       ---------     ---------     ---------    --------
TOTAL DISTRIBUTIONS .......................................    $    (0.53)      $   (0.54)    $   (0.52)    $   (0.56)   $  (0.58)
Net Asset Value End of Period .............................    $    15.91       $   15.92     $   16.25     $   16.49    $  16.61
TOTAL RETURN (a) ..........................................          3.31%           1.33%         1.72%         2.67%       8.23%
Net Assets, End of Period (Millions) ......................    $    10.87       $    9.51     $    9.14     $    9.49    $   9.45

RATIOS AFTER FEE WAIVERS: (2)
   Ratio of Expenses to
      Average Net Assets before Waiver ....................          1.00%           1.00%         1.00%         1.00%       1.00%
      Average Net Assets after Waiver .....................          0.65%           0.65%         0.65%         0.65%       0.65%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver ....................          3.01%           3.02%         2.81%         3.02%       3.29%
      Average Net Assets after Waiver .....................          3.36%           3.37%         3.16%         3.37%       3.64%
Portfolio Turnover Rate ...................................         19.45%          28.58%        12.77%         3.82%       3.01%

--------------------------------------------------------------------------------
(1)  All distributions are Federally tax exempt.

(2) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       42

JOHNSON MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1) ORGANIZATION:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, Realty Fund, Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, and the Equity Income Fund (each individually a "Fund" and collectively the "Funds") are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small Company Fund is long term capital growth. The investment objective of the Disciplined Large Company Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long-term capital growth. The Growth Fund, Opportunity Fund, Realty Fund, Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund, Equity Income Fund and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified.


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are stated at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to


--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.


INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.


INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.


ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES:

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds' financial statements.


DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications. As of December 31, 2006, undistributed net investment loss of $42 was reclassified to accumulated realized gains for the Realty Fund, and undistributed net investment loss of $6,621 and $17 was reclassified to Paid-In-Capital for the Disciplined Small Company Fund and Municipal Income Fund, respectively.


--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3) INVESTMENT ADVISORY AGREEMENTS:

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2006 as indicated below. These fees are after the Adviser contractually waived part of the management fees on each of the Funds from the maximum of 1.00% as listed below. For the year ended December 31, 2006, the Adviser voluntarily waived additional fees for the Disciplined Small Company Fund, Disciplined Large Company Fund, Dynamic Growth Fund and Equity Income Fund, as shown below. The Adviser intends the contractual fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2007.

                                                         MANAGEMENT
                                           CONTRACTUAL    FEE AFTER     CONTRACTUAL     VOLUNTARY
      FUND                                 FEE WAIVER      WAIVER         WAIVERS        WAIVERS
      ----                                   -------       ------         -------        ------
Growth Fund                                   0.05%       $494,550       $ 26,029        $     0
Opportunity Fund                              0.05%       $883,449       $ 46,497        $     0
Realty Fund                                   0.05%       $187,807       $  9,885        $     0
Disciplined Small Company Fund                0.05%       $ 58,833       $  3,096        $ 3,812
Disciplined Large Company Fund                0.05%       $ 73,296       $  3,858        $ 4,428
Dynamic Growth Fund                           0.05%       $ 21,113       $  1,111        $ 1,517
Equity Income Fund                            0.05%       $ 36,013       $  1,895        $ 2,704
Fixed Income Fund                             0.15%       $637,456       $112,492        $     0
Municipal Income Fund                         0.35%       $ 66,758       $ 35,947        $     0

At December 31, 2006, management fees payable to the Adviser accounted to:
$42,217 for the Growth Fund, $72,894 for the Opportunity Fund, $17,720 for the Realty Fund, $6,465 for the Disciplined Small Company Fund, $7,726 for the Disciplined Large Company Fund, $2,958 for the Dynamic Growth Fund, $6,191 for the Equity Income Fund, $59,037 for the Fixed Income Fund, and $5,996 for the Municipal Income Fund.


4) RELATED PARTY TRANSACTIONS:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are five independent Trustees. Total compensation for the Trustees as a group was $35,000 for the period ended December 31, 2006, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small Company Fund, Johnson Disciplined Large Company Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2006, US Bank held in aggregate 65.91% of the Opportunity Fund, 72.19% of the Realty Fund, 85.78% of the Disciplined Small Company Fund, 79.70% of the Disciplined Large Company Fund, 31.59% of the Dynamic Growth Fund, 43.14% of the Equity Income Fund, 91.64% of the Municipal Income Fund, and 73.97% of the Fixed Income Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc. Also, Johnson Investment Counsel, Inc.'s Profit Sharing Plan owns 37.26% of the Dynamic Growth Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.


--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5) PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2006, purchases and sales of investment securities aggregated:

                                   Investment Securities Other Than
                                      Short Term Investments and
                                      U.S. Government Obligations              U.S. Government Obligations
                                     ----------------------------              ---------------------------
      FUND                           PURCHASES          SALES                PURCHASES              SALES
      -----                          ---------        ---------              ---------            ---------
      Growth Fund                 $  34,244,747      $ 38,642,860           $           0        $          0
      Opportunity Fund            $  84,581,319      $ 99,320,329           $           0        $          0
      Realty Fund                 $   2,066,258      $  2,715,598           $           0        $          0
      Disciplined Small Co. Fund  $  11,943,557      $  5,793,351           $           0        $          0
      Disciplined Large Co. Fund  $   9,696,481      $  4,599,242           $           0        $          0
      Dynamic Growth Fund         $   4,595,064      $  1,267,981           $           0        $          0
      Equity Income Fund          $   8,808,278      $  1,426,887           $           0        $          0
      Fixed Income Fund           $  18,089,942      $ 11,902,392           $  22,959,555        $ 13,967,863
      Municipal Income Fund       $   3,365,209      $  1,940,526           $           0        $          0

6) CAPITAL SHARE TRANSACTIONS:

As of December 31, 2006, there were an unlimited number of capital shares authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 - DECEMBER 31, 2006:

                                                     DISCIPLINED  DISCIPLINED
                                                        SMALL        LARGE      DYNAMIC     EQUITY      FIXED     MUNICIPAL
                     GROWTH   OPPORTUNITY    REALTY     COMPANY     COMPANY      GROWTH     INCOME      INCOME      INCOME
                      FUND        FUND        FUND       FUND         FUND        FUND       FUND        FUND        FUND
                    --------    --------    --------   --------     --------    --------    --------   --------    --------
Shares Sold to
Investors            127,843     149,693      45,021    385,146      350,551     258,846     508,878  1,470,786     130,755
Shares Issued on
Reinvestment
of Dividends         121,437     342,841      51,882          0          391         106       2,300     50,229       1,868
                   ---------    --------    --------   --------     --------    --------    --------  ---------    --------
Subtotal             249,280     492,534      96,903    385,146      350,942     258,952     511,178  1,521,015     132,623
Shares
Redeemed            (353,440)   (586,014)    (98,520)   (14,418)      (9,523)    (30,573)    (21,625)  (565,734)    (46,630)
                   ---------    --------    --------   --------     --------    --------    --------  ---------    --------
Net Increase/
(Decrease)
During Period       (104,160)    (93,480)     (1,617)   370,728      341,419     228,379     489,553    955,281      85,993
SHARES
OUTSTANDING:
January 1, 2006
(Beginning of
Period)            2,077,805   2,849,346     935,553    233,836      247,977       6,566       6,533  4,355,977     597,369
DECEMBER 31, 2006
(END OF PERIOD)    1,973,645   2,755,866     933,936    604,564      589,396     234,945     496,806  5,311,258     683,362


--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned on December 31, 2006 was the same as identified cost for the Opportunity Fund, Disciplined Small Company Fund, Fixed Income Fund and Municipal Income Fund. The difference between book basis and tax basis unrealized appreciation for the Growth Fund, Realty Fund, Dynamic Growth Fund and Equity Income Fund is due to the deferral of wash sales in the amount of $15,192, $3,988, $3,412, and $6,181, respectively, and the deferral of Post-October losses for the Dynamic Growth Fund and Disciplined Large Company Fund in the amount of $1,698 and $291, respectively. As of December 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                                      NET
                                     COST OF                                                      APPRECIATION
    FUND                            SECURITIES        APPRECIATION          (DEPRECIATION)       (DEPRECIATION)
    -----                          -----------        ------------          --------------       --------------
    Growth Fund                    $44,181,154         $ 9,130,386           $(   580,785)         $ 8,549,601
    Opportunity Fund               $71,332,090         $17,895,721           $( 1,359,572)         $16,536,149
    Realty Fund                    $10,418,264         $11,507,101           $(    39,399)         $11,467,702
    Disciplined Small
      Company Fund                 $12,599,117         $ 1,098,979           $(   326,919)         $   772,060
    Disciplined Large
      Company Fund                 $ 9,068,434         $  840,326            $(   320,752)         $   519,574
    Dynamic Growth Fund            $ 3,650,934         $  326,651            $(    42,955)         $   283,696
    Equity Income Fund             $ 7,985,409         $  619,738            $(    33,582)         $   586,156
    Fixed Income Fund              $82,956,488         $  466,750            $   (638,987)         $  (172,237)
    Municipal Income Fund          $10,652,652         $  172,495            $    (26,731)         $   145,764

8) ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of December 31, 2006, the Disciplined Small Company Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, the Disciplined Large Company Fund had accumulated net realized capital loss carryovers of ($42,921) expiring in 2014, the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($20,792) expiring in 2014, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($23,925) expiring in 2014, and the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, ($3,262)
expiring in 2013 and ($1,855) expiring in 2014. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.


--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10) DISTRIBUTIONS TO SHAREHOLDERS:

JOHNSON GROWTH FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $     355,497    $      299,845
         Net Realized Long-Term Capital Gain                                               2,326,975           352,488
         Net Realized Short-Term Capital Gain                                                673,124                 0
                                                                                       -------------    --------------
      Total distributions paid                                                         $   3,355,596    $      652,333

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $         181
      Undistributed Long-Term Capital Gain/(Loss)                                             15,348
      Unrealized Appreciation/(Depreciation)                                               8,549,601
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $   8,565,130

JOHNSON OPPORTUNITY FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $     351,099    $      445,800
         Net Realized Long-Term Capital Gain                                              10,127,957        11,002,646
         Net Realized Short-Term Capital Gain                                                757,330                 0
                                                                                       -------------    --------------
      Total distributions paid                                                         $  11,236,386    $   11,448,446

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $       1,422
      Undistributed Long-Term Capital Gain                                                       131
      Unrealized Appreciation                                                             16,536,149
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $  16,537,702

JOHNSON REALTY FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $     354,757    $      446,720
         Net Realized Long-Term Capital Gain                                               1,066,734         1,139,077
         Net Realized Short-Term Capital Gain                                                 46,318                 0
                                                                                       -------------    --------------
      Total distributions paid                                                         $   1,467,809    $    1,585,797

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Long-Term Capital Gain/(Loss)                                      $          65
      Unrealized Appreciation                                                             11,467,702
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $  11,467,767

--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10) DISTRIBUTIONS TO SHAREHOLDERS, CONTINUED:

JOHNSON DISCIPLINED SMALL COMPANY FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $           0    $            0
         Net Realized Long-Term Capital Gain                                                       0                 0
         Net Realized Short-Term Capital Gain                                                      0                 0
                                                                                       -------------    --------------
      Total distributions paid                                                         $           0    $            0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Capital Loss Carryforward                                                        $     (63,465)
      Unrealized Appreciation                                                                772,060
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $     708,595

JOHNSON DISCIPLINED LARGE COMPANY FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $      33,627    $            0
                                                                                       -------------    --------------
      Total distributions paid                                                         $      33,627    $            0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $         160
      Capital Loss Carryforward                                                              (42,921)
      Unrealized Appreciation                                                                519,574
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $     476,813

JOHNSON DYNAMIC GROWTH FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $       2,757    $            0
                                                                                       -------------    --------------
      Total distributions paid                                                         $       2,757    $            0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $         127
      Capital Loss Carryforward                                                              (20,792)
      Unrealized Appreciation                                                                283,696
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $     263,031

--------------------------------------------------------------------------------
                                       49

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10) DISTRIBUTIONS TO SHAREHOLDERS, CONTINUED:

JOHNSON EQUITY INCOME FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $      61,600    $            0
         Net Realized Short-Term Capital Gain                                                  5,605                 0
                                                                                       -------------    --------------
      Total distributions paid                                                         $      67,205    $            0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $      18,715
      Unrealized Appreciation                                                                586,156
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $     604,871

JOHNSON FIXED INCOME FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $   3,062,164    $    2,188,703
         Net Realized Long-Term Capital Gain                                                       0           103,734
                                                                                       -------------    --------------
      Total distributions paid                                                         $   3,062,164    $    2,292,437

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                    $         548
      Capital Loss Carryforward                                                              (23,925)
      Unrealized Depreciation                                                               (172,237)
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $    (195,614)

JOHNSON MUNICIPAL INCOME FUND
The tax character of distributions paid are as follows:                                    2006              2005
                                                                                       -------------    --------------
      Distribution paid from:
         Ordinary Income                                                               $     345,937    $      317,716
                                                                                       -------------    --------------
      Total distributions paid                                                         $     345,937    $      317,716

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Capital Loss Carry Forward                                                       $     (33,892)
      Unrealized Appreciation                                                                145,764
                                                                                       -------------
      Total distributable earnings on a tax basis                                      $     111,872

--------------------------------------------------------------------------------
                                       50

--------------------------------------------------------------------------------
DISCLOSURE OF EXPENSES
--------------------------------------------------------------------------------

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2006 and held through December 31, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                    BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                          JUNE 30, 2006            DECEMBER 31, 2006       JULY 1, 2006-DECEMBER 31, 2006
                                    -----------------------      --------------------      ------------------------------
JOHNSON GROWTH FUND
Actual Fund Return                          $1,000.00                  $1,099.56                        $5.02
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON OPPORTUNITY FUND
Actual Fund Return                          $1,000.00                  $1,061.22                        $4.79
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON REALTY FUND
Actual Fund Return                          $1,000.00                  $1,184.68                        $5.29
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON DISCIPLINED
SMALL COMPANY FUND
Actual Fund Return                          $1,000.00                  $1,061.18                        $4.78
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON DISCIPLINED
LARGE COMPANY FUND
Actual Fund Return                          $1,000.00                  $1,055.32                        $4.84
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON DYNAMIC GROWTH FUND
Actual Fund Return                          $1,000.00                  $1,117.72                        $5.06
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84


--------------------------------------------------------------------------------
                                       51

--------------------------------------------------------------------------------
DISCLOSURE OF EXPENSES
--------------------------------------------------------------------------------

                                    BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                          JUNE 30, 2006            DECEMBER 31, 2006       JULY 1, 2006-DECEMBER 31, 2006
                                    -----------------------      --------------------      ------------------------------
JOHNSON EQUITY INCOME FUND
Actual Fund Return                          $1,000.00                  $1,121.17                        $4.99
Hypothetical Return                         $1,000.00                  $1,020.42                        $4.84

JOHNSON FIXED INCOME FUND
Actual Fund Return                          $1,000.00                  $1,040.96                        $4.39
Hypothetical Return                         $1,000.00                  $1,020.92                        $4.33

JOHNSON MUNICIPAL INCOME FUND
Actual Fund Return                          $1,000.00                  $1,033.01                        $3.35
Hypothetical Return                         $1,000.00                  $1,021.93                        $3.31

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Growth, Opportunity, Realty, Small, Large, Dynamic Growth and Equity Income Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.


--------------------------------------------------------------------------------
                                       52

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

         Johnson Mutual Funds
         3777 West Fork Road
         Cincinnati OH 45247


--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Equity Income Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large Company Fund, and Johnson Disciplined Small Company Fund (the "Funds"), nine of the portfolios comprising the Johnson Mutual Funds Trust, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods then ended, and the financial highlights for each of the three years in the period then ended for the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and Municipal Income Fund, and the financial highlights for each of the two periods then ended for the Equity Income Fund, Dynamic Growth Fund, Disciplined Large Company Fund and Disciplined Small Company Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Equity Income Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large Company Fund, and Johnson Disciplined Small Company Fund, of the Johnson Mutual Funds Trust, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two periods then ended, and their financial highlights for each of the three periods then ended indicated therein, in conformity with accounting principles generally accepted in the United States of America.


Cohen Fund Audit Services, Ltd.
(f.k.a. Cohen McCurdy, Ltd.)
Westlake, Ohio
February 26, 2007

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust, unless the Trustee dies, resigns or is removed. The Statement of Additional Information includes additional information about the Funds' Trustees and may be obtained by calling (513) 661-3100 or (800) 541-0170.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL
                                                                      OCCUPATION                 NUMBER OF          OTHER
    NAME, ADDRESS         CURRENT POSITION      YEAR SERVICED           DURING                  PORTFOLIOS       DIRECTORSHIPS
        AND AGE            HELD WITH TRUST        COMMENCED         PAST FIVE YEARS              OVERSEEN            HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Timothy E. Johnson (64)     President and        Since 1992      President and Director of          13         Director, Kendle
3777 West Fork Road            Trustee                           Johnson Investment Counsel,                  International, Inc.
Cincinnati, Ohio 45247                                           Inc., the Trust's Adviser, and
                                                                 Professor Finance at the
                                                                 University of Cincinnati

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Ronald H. McSwain (64)       Chairman,           Since 1992      President of McSwain Carpets,      13               None
3777 West Fork Road            Trustee                           Inc. until 2001; partner of
Cincinnati, Ohio 45247                                           P&R Realty, a real estate
                                                                 development partnership
                                                                 since 1984

James J. Berrens (41)          Trustee           Since 2006      Controller of MSA Trans, a third   13               None
3777 West Fork Road                                              party logistical management
Cincinnati, Ohio 45247                                           company, since 2006; Audit
                                                                 Manager of Grear & Company
                                                                 2001 to 2005

John W. Craig (72)             Trustee           Since 1992      Retired Director of Corporate      13               None
3777 West Fork Road                                              Affairs, R. A. Jones and
Cincinnati, Ohio 45247                                           Co., Inc.

John R. Green (64)             Trustee           Since 2006      Retired from The Procter &         13               None
3777 West Fork Rd.                                               Gamble Company
Cincinnati, OH  45247

Kenneth S. Shull (77)          Trustee           Since 1992      Retired plant engineer at          13               None
3777 West Fork Road                                              The Procter & Gamble
Cincinnati, Ohio 45247                                           Company
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL
                                                                      OCCUPATION                 NUMBER OF          OTHER
    NAME, ADDRESS         CURRENT POSITION      YEAR SERVICED           DURING                  PORTFOLIOS       DIRECTORSHIPS
        AND AGE            HELD WITH TRUST        COMMENCED         PAST FIVE YEARS              OVERSEEN            HELD
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Dale H. Coates (48)        Vice President        Since 1992      Portfolio Manager of the           N/A              N/A
3777 West Fork Road         and Secretary                        Trust's Adviser
Cincinnati, Ohio 45247

Marc E. Figgins (42)       Chief Financial       Since 2002      Mutual Funds Manager for           NA               NA
3777 West Fork Road          Officer and                         Johnson Financial, Inc.
Cincinnati, Ohio 45247        Treasurer                          since July 2001, Director of
                                                                 BISYS Fund Services from
                                                                 January 2001 to July 2001,
                                                                 Mutual Funds Manager at
                                                                 McDonald Investments
                                                                 from 1991 to 2000

Scott J. Bischoff (40)    Chief Compliance       Since 2005      Manager of Operations of            NA              NA
3777 West Fork Road            Officer                           the Trust's Adviser
Cincinnati, Ohio 45247                                           since 1993
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                 Ronald H. McSwain     Independent Trustee, Chairman
                Timothy E. Johnson     Trustee, President
                  James J. Berrens     Independent Trustee
                     John W. Craig     Independent Trustee
                     John R. Green     Independent Trustee
                  Kenneth S. Shull     Independent Trustee

                    Dale H. Coates     Vice President, Secretary
                 Scott J. Bischoff     Chief Compliance Officer
                   Marc E. Figgins     CFO, Treasurer


                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170

                                    CUSTODIAN
                               National City Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                         Cohen Fund Audit Services, Ltd.
                        800 Westpoint Parkway, Suite 1100
                            Westlake, Ohio 44145-1524

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

--------------------------------------------------------------------------------
 This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

     (3)  Compliance with applicable governmental laws, rules, and regulations;

     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     (5)  Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)      AUDIT FEES

         FY 2005           $        61,125.00
            ----             ----------------
         FY 2006           $        75,570.00
            ----             ----------------

(b)  AUDIT-RELATED FEES

                       Registrant                          Adviser


     FY 2005           $     0.00                          $        0.00
        ----             ---------------                     ---------------
     FY 2006           $     0.00                          $        0.00
        ----             ---------------                     ---------------

(c)  TAX FEES

                       Registrant                          Adviser

     FY 2005           $        10,300.00                  $        0.00
        ----             ------------------------            ---------------
     FY 2006           $        12,350.00                  $        0.00
        ----             ------------------------            ---------------

     Nature of the services: The auditor completed the annual tax returns.

(d)  ALL OTHER FEES

                       Registrant                          Adviser


     FY 2005           $     0.00                          $        0.00
        ----             ---------------                     ---------------
     FY 2006           $     0.00                          $        610.00
        ----             ---------------                     ---------------

     Nature of the services: The auditor performed Ohio CAT tax work for the Adviser in 2006.

(e)  (1)  Audit Committee's Pre-Approval Policies

          The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust's principal accountant are specifically approved in advance on a case-by-case basis by the Board's audit committee.

     (2)  Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                       Registrant                              Adviser

     FY 2005           $        10,300.00                      $        0.00
        ----             ---------------------                  ----------------
     FY 2006           $        12,350.00                      $    610.00
        ----             ---------------------                  ----------------

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of February 26, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith

(a)(3)  Not applicable

(b)     Certifications required by Rule 30a-2(b) are filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust
--------------------------


By:  /s/ Timothy E. Johnson
     ----------------------
Timothy E. Johnson, President
Date March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Timothy E. Johnson
     ----------------------
Timothy E. Johnson, President
Date March 7, 2007


By:  /s/ Marc E. Figgins
     ----------------------
Marc E. Figgins, Treasurer
Date March 7, 2007

* Print the name and title of each signing officer under his or her signature.